UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – September 30, 2017

Item 1: Reports to Shareholders

Annual Report | September 30, 2017
Vanguard PRIMECAP Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangement.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard PRIMECAP Fund returned nearly 24% for the 12 months ended September 30, 2017, exceeding the return of more than 18% for its benchmark, the Standard and Poor’s 500 Index, and the more than 19% average return of its multi-capitalization growth fund peers.

• Growth stocks outpaced their value counterparts for the period. The PRIMECAP

Fund posted gains in seven of the nine sectors in which it maintained exposure.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The fund’s technology stocks climbed nearly 38%, well ahead of those in the benchmark, and contributed about 13 percentage points to results. Although the fund’s health care stocks posted gains of about 11% and added about 2 percentage points to results, they were the biggest detractor from relative performance.

• Over the decade ended September 30, 2017, the fund’s average annual return of about 10% outpaced its comparative standards by more than 2 percentage points.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	23.75%
Admiral™ Shares	23.83
S&P 500 Index	18.61
Multi-Cap Growth Funds Average	19.24

Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
PRIMECAP Fund Investor Shares	10.05%
S&P 500 Index	7.44
Multi-Cap Growth Funds Average	6.53
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.39%	0.32%	1.23%

The fund expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the fund’s expense ratios were 0.39% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Advisor’s Report

For the fiscal year ended September 30, 2017, Vanguard PRIMECAP Fund returned 23.75% for Investor Shares and 23.83% for Admiral Shares, exceeding the 18.61% return of the fund’s benchmark, the Standard & Poor’s 500 Index, and the 19.24% average return of the fund’s multi-capitalization growth fund competitors. Relative to the index, sector allocation and stock selection added to returns.

The fund’s information technology and industrial holdings contributed to relative results, while its health care holdings underperformed and its underweight position in financials detracted. Underweight positions in consumer staples, energy, real estate, telecommunication services, and utilities helped relative performance and more than offset unfavorable selection in consumer discretionary.

The investment environment

The investment environment has recently been favorable for actively managed growth funds, in large part because of the outperformance of the “FAANG” (Facebook, Amazon, Apple, Netflix, and Google) stocks, which are widely held among growth fund managers. A similar phenomenon occurred in 2015, only to reverse itself in 2016. Bank stocks and semiconductor and related equipment stocks also outperformed significantly during the fiscal year.

Energy stocks underperformed, as the price of a barrel of West Texas Intermediate crude oil declined from $54 at the end of 2016 to $52 on September 30, 2017. Despite attempts by the Organization of Petroleum Exporting Countries (OPEC) and Russia to prop up oil prices by constraining production, U.S. production proved to be more resilient than expected at recent prices. This resilience stems from continued improvements in fracking-related technologies that have significantly lowered the threshold oil price at which wells in certain regions can be profitable. Absent a geopolitical shock in the Middle East, we do not expect oil prices to increase significantly on a sustained basis, which explains our large underweighting in energy stocks.

Outlook for U.S equities

Even after a strong, multiyear run, U.S. equities currently trade for less than 18x forward earnings per share, a reasonable valuation by historical standards. We believe this valuation compares favorably with that of bonds, with the 10-year U.S. Treasury bond yielding approximately 2.3% at the end of the year. After holding flat at about $119 per share for three consecutive years, S&P 500 Index operating earnings per share are expected to grow 10% in 2017 to $131 per share, with double-digit growth forecast for 2018. Ongoing growth in earnings per share could support further S&P 500 Index stock price appreciation.

7

We are constructive on the U.S. economic outlook. The current political environment could lead to deregulation and lower taxes, which would support greater economic growth and corporate profits. Furthermore, we believe the U.S. banking system is far better capitalized than it was before the last financial crisis, as evidenced by the strong performance of most of the largest banks in recent government stress tests.

Portfolio update

The portfolio remains heavily overweighted in information technology, health care, and industrial stocks, with these sectors accounting for 77% of average assets, compared with 46% in the S&P 500 Index. The portfolio’s most significant underweights are in consumer staples, energy, real estate, and utilities, which collectively accounted for 1% of average assets, compared with 22% in the index. The portfolio is also significantly underweighted in financials, materials, and telecommunication services, which represented 9% of average assets, compared with 20% in the index.

Within information technology, the fund is most overweighted in semiconductor and semiconductor equipment stocks (12% versus 3% for the index). Over the past 12 months, the fund’s semiconductor and semiconductor equipment holdings returned 53%, led by NVIDIA (+162%), Micron (+121%), KLA-Tencor (+56%), and Texas Instruments (+31%).

In health care, the fund is most overweighted in biotechnology and pharmaceutical stocks, whose 21% combined weighting was more than double their weighting in the S&P 500 Index. The index’s health care sector underperformed during the period, returning 15%; our health care holdings returned 11%. In addition to pricing concerns, biotechnology and pharmaceutical stocks were negatively impacted by a lull in industry productivity (as measured by Food and Drug Administration approvals) and the failure of a couple of high-profile drug candidates in clinical trials.

The fund is also significantly overweighted in industrial stocks (18% versus 10% for the index) because of its investments in transportation stocks (12% versus the index’s 2%). The fund’s transportation holdings (primarily airlines) returned 31%.

As of September 30, 2017, the fund’s top ten holdings represented 38% of assets.

Advisor perspectives

After two consecutive years of underper-formance, the portfolio’s health care holdings appear attractively valued, and we are especially enthusiastic about the outlook for our health care portfolio. Health care stocks currently trade at a discount to the S&P 500 Index, even though the industry’s fundamental outlook, strengthened by favorable demographics

8

and rising living standards in emerging-market countries, remains bright. We believe that company innovation will be rewarded. Furthermore, the FDA appears to be pursuing a more constructive agenda on the pace of new drug approvals, albeit with more focus on low-cost biologics.

The fund’s information technology holdings, particularly in semiconductors and related equipment, have added significantly to relative results over the past couple of years. Although technology stocks currently trade at a modest premium to the S&P 500 Index, we believe that demand for semiconductors, software, and other technology products and services will continue to outpace demand for goods and services more broadly, as advances in automation and artificial intelligence add ever-greater value to an array of products and services.

Finally, we remain optimistic about the fund’s airline holdings, which continue to trade at valuation multiples far below average. Although prices have come under pressure as ultra-low-cost carriers attempt to gain market share from legacy players, we expect that these legacy players will respond rationally and that their competitive positions will be sustained.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indexes creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016, when the fund’s overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

October 17, 2017

9

PRIMECAP Fund

Fund Profile
As of September 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPMCX	VPMAX
Expense Ratio[1]	0.39%	0.32%
30-Day SEC Yield	1.13%	1.20%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	134	505	3,808
Median Market Cap	$73.6B	$92.1B	$61.4B
Price/Earnings Ratio	22.3x	22.3x	21.9x
Price/Book Ratio	3.9x	3.0x	2.9x
Return on Equity	18.4%	16.0%	15.1%
Earnings Growth
Rate	12.3%	9.3%	9.6%
Dividend Yield	1.5%	1.9%	1.8%
Foreign Holdings	9.8%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	5.6%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA	Index
Consumer Discretionary	8.2%	11.9%	12.3%
Consumer Staples	0.3	8.2	7.3
Energy	0.9	6.1	5.8
Financials	7.4	14.6	15.0
Health Care	24.7	14.5	14.0
Industrials	18.7	10.2	10.8
Information Technology	37.5	23.2	22.3
Materials	1.7	3.0	3.4
Real Estate	0.0	3.0	4.0
Telecommunication
Services	0.6	2.2	2.0
Utilities	0.0	3.1	3.1

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.88	0.89
Beta	1.04	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

1 The expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratios were 0.39% for Investor Shares and 0.32% for Admiral Shares.

10

PRIMECAP Fund

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	4.9%
Alphabet Inc.	Internet Software &
	Services	4.4
Eli Lilly & Co.	Pharmaceuticals	4.2
Adobe Systems Inc.	Application Software	3.9
Texas Instruments Inc.	Semiconductors	3.8
Amgen Inc.	Biotechnology	3.8
Microsoft Corp.	Systems Software	3.8
FedEx Corp.	Air Freight &
	Logistics	3.7
Southwest Airlines Co.	Airlines	3.3
Alibaba Group Holding	Internet Software &
Ltd.	Services	2.5
Top Ten		38.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

11

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Fund*Investor Shares	23.75%	18.44%	10.05%	$26,058
S&P 500 Index	18.61	14.22	7.44	20,488
Multi-Cap Growth Funds Average	19.24	13.13	6.53	18,825
Dow Jones U.S. Total Stock Market
Float Adjusted Index	18.67	14.15	7.64	20,887

Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
PRIMECAP Fund Admiral Shares	23.83%	18.53%	10.15%	$131,465
S&P 500 Index	18.61	14.22	7.44	102,442
Dow Jones U.S. Total Stock Market Float
Adjusted Index	18.67	14.15	7.64	104,435

See Financial Highlights for dividend and capital gains information.

12

PRIMECAP Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

13

PRIMECAP Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.4%)
Consumer Discretionary (7.7%)
^	Sony Corp. ADR	17,513,600	653,958
	Ross Stores Inc.	9,002,300	581,279
	TJX Cos. Inc.	6,940,100	511,694
	Carnival Corp.	7,246,300	467,894
	L Brands Inc.	10,574,873	440,020
	Walt Disney Co.	3,700,000	364,709
	Royal Caribbean
	Cruises Ltd.	3,046,333	361,112
1	Mattel Inc.	19,667,900	304,459
*	Amazon.com Inc.	194,765	187,237
	Whirlpool Corp.	900,358	166,062
	Comcast Corp. Class A	1,922,900	73,993
	Marriott International
	Inc. Class A	490,300	54,060
*	Charter
	Communications Inc.
	Class A	136,000	49,425
	VF Corp.	751,500	47,773
	Lowe’s Cos. Inc.	534,500	42,728
	MGM Resorts
	International	1,294,600	42,191
	CBS Corp. Class B	600,000	34,800
	Newell Brands Inc.	555,000	23,682
	Las Vegas Sands Corp.	361,500	23,194
	Hilton Worldwide
	Holdings Inc.	295,366	20,513
	Bed Bath & Beyond Inc.	728,670	17,102
*	AutoZone Inc.	11,900	7,082
	Adient plc	69,700	5,854
*	Netflix Inc.	25,100	4,552
			4,485,373
Consumer Staples (0.3%)
	CVS Health Corp.	2,108,665	171,477
	Constellation Brands
	Inc. Class A	5,600	1,117

			Market
			Value•
		Shares	($000)
	Philip Morris
	International Inc.	6,600	733
	Altria Group Inc.	7,100	450
			173,777
Energy (0.9%)
	EOG Resources Inc.	1,897,700	183,583
	Schlumberger Ltd.	2,462,600	171,791
^,*	Transocean Ltd.	7,875,679	84,742
	Noble Energy Inc.	2,185,600	61,984
	National Oilwell Varco
	Inc.	375,000	13,399
	Pioneer Natural
	Resources Co.	2,800	413
			515,912
Financials (6.9%)
	JPMorgan Chase & Co.	11,143,500	1,064,316
	Charles Schwab Corp.	19,502,375	853,034
	Wells Fargo & Co.	11,264,200	621,221
	Marsh & McLennan
	Cos. Inc.	6,510,976	545,685
	US Bancorp	3,475,000	186,225
	Discover Financial
	Services	2,539,971	163,777
	Progressive Corp.	3,356,300	162,512
	Citigroup Inc.	1,841,463	133,948
	Bank of America Corp.	4,817,432	122,074
	CME Group Inc.	896,318	121,612
	Travelers Cos. Inc.	287,601	35,237
	American Express Co.	372,100	33,660
	Chubb Ltd.	41,133	5,864
			4,049,165
Health Care (23.4%)
*	Biogen Inc.	9,206,500	2,882,739
	Eli Lilly & Co.	28,411,102	2,430,286
	Amgen Inc.	11,834,500	2,206,542
	Roche Holding AG	4,968,100	1,269,946
	Novartis AG ADR	12,847,965	1,102,998
*	Boston Scientific Corp.	27,869,860	812,964

14

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
^	AstraZeneca plc ADR	22,838,704	773,775
	Thermo Fisher
	Scientific Inc.	2,595,400	491,050
	Medtronic plc	5,476,300	425,892
	Abbott Laboratories	5,938,768	316,893
*	Bioverativ Inc.	4,642,348	264,939
*	BioMarin
	Pharmaceutical Inc.	1,320,100	122,862
	Bristol-Myers Squibb
	Co.	1,794,700	114,394
	Merck & Co. Inc.	1,487,300	95,232
	Johnson & Johnson	696,600	90,565
	Agilent Technologies
	Inc.	1,169,600	75,088
	Sanofi ADR	1,008,000	50,188
	Zimmer Biomet
	Holdings Inc.	334,000	39,108
	Stryker Corp.	180,000	25,564
	GlaxoSmithKline plc
	ADR	560,000	22,736
	AbbVie Inc.	26,700	2,372
			13,616,133
Industrials (17.6%)
	FedEx Corp.	9,561,326	2,156,844
1	Southwest Airlines Co.	34,011,000	1,903,936
	Airbus SE	11,248,558	1,070,815
	American Airlines
	Group Inc.	20,718,700	983,931
	Caterpillar Inc.	5,488,800	684,508
	Delta Air Lines Inc.	11,558,000	557,327
*	United Continental
	Holdings Inc.	8,198,100	499,100
	Deere & Co.	3,242,800	407,263
	Alaska Air Group Inc.	4,996,700	381,098
	Honeywell
	International Inc.	2,330,000	330,254
	United Parcel Service
	Inc. Class B	2,121,970	254,827
	Boeing Co.	868,700	220,832
	Union Pacific Corp.	1,874,100	217,339
	Siemens AG	1,150,000	162,277
	CSX Corp.	2,610,000	141,619
	Textron Inc.	1,976,416	106,489
	Pentair plc	1,030,000	69,999
	United Technologies
	Corp.	495,000	57,460
	Rockwell Automation
	Inc.	180,200	32,113
	TransDigm Group Inc.	108,600	27,764
	Safran SA	150,000	15,329
*	Herc Holdings Inc.	142,000	6,977
			10,288,101

			Market
			Value•
		Shares	($000)
Information Technology (35.4%)
*	Adobe Systems Inc.	15,135,270	2,257,880
	Texas Instruments Inc.	24,942,300	2,235,828
	Microsoft Corp.	29,460,500	2,194,513
*	Alibaba Group Holding
	Ltd. ADR	8,316,073	1,436,269
	NVIDIA Corp.	7,634,800	1,364,873
*	Alphabet Inc. Class A	1,325,334	1,290,504
*	Alphabet Inc. Class C	1,344,255	1,289,288
*	Micron Technology Inc.	31,031,700	1,220,477
	KLA-Tencor Corp.	6,310,400	668,902
1	NetApp Inc.	14,494,500	634,279
	HP Inc.	31,484,885	628,438
	Hewlett Packard
	Enterprise Co.	41,526,254	610,851
	Cisco Systems Inc.	15,161,950	509,896
	Intuit Inc.	3,570,000	507,440
	Intel Corp.	11,093,000	422,421
	QUALCOMM Inc.	8,085,450	419,150
	Activision Blizzard Inc.	5,600,000	361,256
	Visa Inc. Class A	3,322,300	349,639
	Oracle Corp.	5,874,400	284,027
	Analog Devices Inc.	2,756,500	237,528
	Telefonaktiebolaget
	LM Ericsson ADR	38,989,804	224,191
	DXC Technology Co.	2,526,268	216,956
	Corning Inc.	5,600,700	167,573
1	Plantronics Inc.	3,672,300	162,389
	Micro Focus
	International plc ADR	4,414,685	140,828
*	BlackBerry Ltd.	10,737,500	120,045
	Mastercard Inc.
	Class A	833,000	117,620
*	Dell Technologies Inc.
	Class V	1,250,600	96,559
*	Altaba Inc.	1,307,300	86,596
	Apple Inc.	547,500	84,381
*	eBay Inc.	2,058,300	79,162
*	Entegris Inc.	2,638,372	76,117
*	PayPal Holdings Inc.	1,095,900	70,171
*	salesforce.com Inc.	538,400	50,297
*	Keysight Technologies
	Inc.	375,600	15,648
	Applied Materials Inc.	241,800	12,595
	Western Digital Corp.	134,550	11,625
*	Rambus Inc.	551,897	7,368
			20,663,580
Materials (1.6%)
	Monsanto Co.	6,012,625	720,433
	Praxair Inc.	902,100	126,059
*	DowDuPont Inc.	671,700	46,502
^	Potash Corp. of
	Saskatchewan Inc.	636,900	12,254
			905,248

15

PRIMECAP Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (0.6%)
AT&T Inc.	8,439,742	330,585
* T-Mobile US Inc.	275,600	16,993
		347,578
Total Common Stocks
(Cost $23,104,852)		55,044,867
Temporary Cash Investment (5.7%)
Money Market Fund (5.7%)
[2,3] Vanguard Market
Liquidity Fund, 1.223%
(Cost $3,318,311)	33,179,549	3,318,618
Total Investments (100.1%)
(Cost $26,423,163)		58,363,485
Other Assets and Liabilities (-0.1%)
Other Assets		216,306
Liabilities [3]		(265,541)
		(49,235)
Net Assets (100%)		58,314,250

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		52,039,804
Affiliated Vanguard Funds		3,318,618
Other Affiliated Issuers		3,005,063
Total Investments in Securities		58,363,485
Investment in Vanguard		3,552
Receivables for Investment
Securities Sold		24,034
Receivables for Accrued Income		47,390
Receivables for Capital Shares Issued		136,691
Other Assets		4,639
Total Assets		58,579,791
Liabilities
Payables for Investment Securities
Purchased		(7,905)
Collateral for Securities on Loan		(57,795)
Payables to Investment Advisor		(26,098)
Payables for Capital Shares Redeemed		(110,393)
Payables to Vanguard		(59,359)
Other Liabilities		(3,991)
Total Liabilities		(265,541)
Net Assets		58,314,250

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	23,321,012
Undistributed Net Investment Income	440,228
Accumulated Net Realized Gains	2,611,224
Unrealized Appreciation (Depreciation)
Investment Securities	31,940,322
Foreign Currencies	1,464
Net Assets	58,314,250

Investor Shares—Net Assets
Applicable to 60,699,762 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,699,128
Net Asset Value Per Share—
Investor Shares	$126.84

Admiral Shares—Net Assets
Applicable to 385,065,098 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	50,615,122
Net Asset Value Per Share—
Admiral Shares	$131.45

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $56,128,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $57,795,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends[1]	808,899
Interest	22,761
Securities Lending—Net	700
Total Income	832,360
Expenses
Investment Advisory Fees—Note B	98,407
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,969
Management and Administrative—Admiral Shares	53,783
Marketing and Distribution—Investor Shares	1,034
Marketing and Distribution—Admiral Shares	2,445
Custodian Fees	544
Auditing Fees	35
Shareholders’ Reports and Proxy—Investor Shares	267
Shareholders’ Reports and Proxy—Admiral Shares	364
Trustees’ Fees and Expenses	97
Total Expenses	170,945
Net Investment Income	661,415
Realized Net Gain (Loss)
Investment Securities Sold	2,953,426
Foreign Currencies	(2,409)
Realized Net Gain (Loss)	2,951,017
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,554,549
Foreign Currencies	1,795
Change in Unrealized Appreciation (Depreciation)	7,556,344
Net Increase (Decrease) in Net Assets Resulting from Operations	11,168,776
1 Dividends are net of foreign withholding taxes of $16,178,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	661,415	641,839
Realized Net Gain (Loss)	2,951,017	2,232,245
Change in Unrealized Appreciation (Depreciation)	7,556,344	4,416,438
Net Increase (Decrease) in Net Assets Resulting from Operations	11,168,776	7,290,522
Distributions
Net Investment Income
Investor Shares	(92,535)	(86,405)
Admiral Shares	(531,693)	(426,673)
Realized Capital Gain[1]
Investor Shares	(269,344)	(370,752)
Admiral Shares	(1,457,828)	(1,709,108)
Total Distributions	(2,351,400)	(2,592,938)
Capital Share Transactions
Investor Shares	(1,160,090)	(945,771)
Admiral Shares	3,216,264	1,174,655
Net Increase (Decrease) from Capital Share Transactions	2,056,174	228,884
Total Increase (Decrease)	10,873,550	4,926,468
Net Assets
Beginning of Period	47,440,700	42,514,232
End of Period[2]	58,314,250	47,440,700

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $54,261,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $440,228,000 and $425,507,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$107.60	$96.99	$104.16	$87.83	$69.39
Investment Operations
Net Investment Income	1.398[1]	1.401	1.329	1.124	1.033
Net Realized and Unrealized Gain (Loss)
on Investments	23.145	15.103	(1.631)	19.812	19.093
Total from Investment Operations	24.543	16.504	(. 302)	20.936	20.126
Distributions
Dividends from Net Investment Income	(1.356)	(1.114)	(1.160)	(.836)	(.965)
Distributions from Realized Capital Gains	(3.947)	(4.780)	(5.708)	(3.770)	(.721)
Total Distributions	(5.303)	(5.894)	(6.868)	(4.606)	(1.686)
Net Asset Value, End of Period	$126.84	$107.60	$96.99	$104.16	$87.83

Total Return[2]	23.75%	17.40%	-0.76%	24.72%	29.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,699	$7,588	$7,741	$13,273	$13,059
Ratio of Total Expenses to Average Net Assets	0.39%	0.39%	0.40%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.22%	1.37%	1.33%	1.17%	1.32%
Portfolio Turnover Rate	8%	6%	9%	11%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

19

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$111.52	$100.53	$108.08	$91.15	$72.03
Investment Operations
Net Investment Income	1.528[1]	1.532	1.550	1.286	1.178
Net Realized and Unrealized Gain (Loss)
on Investments	23.981	15.645	(1.784)	20.536	19.769
Total from Investment Operations	25.509	17.177	(.234)	21.822	20.947
Distributions
Dividends from Net Investment Income	(1.491)	(1.236)	(1.403)	(.983)	(1.079)
Distributions from Realized Capital Gains	(4.088)	(4.951)	(5.913)	(3.909)	(.748)
Total Distributions	(5.579)	(6.187)	(7.316)	(4.892)	(1.827)
Net Asset Value, End of Period	$131.45	$111.52	$100.53	$108.08	$91.15

Total Return[2]	23.83%	17.48%	-0.69%	24.85%	29.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$50,615	$39,852	$34,773	$30,982	$23,129
Ratio of Total Expenses to Average Net Assets	0.32%	0.33%	0.34%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.29%	1.43%	1.39%	1.26%	1.41%
Portfolio Turnover Rate	8%	6%	9%	11%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

20

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into

21

PRIMECAP Fund

securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2017, the investment advisory fee represented an effective annual rate of 0.19% of the fund’s average net assets.

22

PRIMECAP Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $3,552,000, representing 0.01% of the fund’s net assets and 1.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30,
2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	52,526,500	2,518,367	—
Temporary Cash Investments	3,318,618	—	—
Total	55,845,118	2,518,367	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2017, the fund realized $175,022,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

23

PRIMECAP Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $20,057,000 from undistributed net investment income and $84,587,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $596,162,000 of ordinary income and $2,510,915,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $26,423,163,000. Net unrealized appreciation of investment securities for tax purposes was $31,940,322,000, consisting of unrealized gains of $32,826,209,000 on securities that had risen in value since their purchase and $885,887,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2017, the fund purchased $4,830,472,000 of investment securities and sold $6,010,137,000 of investment securities, other than temporary cash investments. Purchases and sales include $791,746,000 and $250,034,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	573,721	5,070	501,353	5,081
Issued in Lieu of Cash Distributions	353,911	3,324	448,254	4,430
Redeemed	(2,087,722)	(18,215)	(1,895,378)	(18,802)
Net Increase (Decrease)—Investor Shares	(1,160,090)	(9,821)	(945,771)	(9,291)
Admiral Shares
Issued	4,401,870	36,653	3,167,275	30,714
Issued in Lieu of Cash Distributions	1,880,344	17,051	2,027,098	19,341
Redeemed	(3,065,950)	(26,006)	(4,019,718)	(38,593)
Net Increase (Decrease)—Admiral Shares	3,216,264	27,698	1,174,655	11,462

24

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds	Realized			Capital	Sept. 30,
	2016		from	Net	Change in		Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Mattel Inc.	—	378,660	—	—	(74,201)	2,520	—	304,459
NetApp Inc.	505,263	17,674	2,879	1,081	113,140	10,847	—	634,279
Plantronics Inc.	188,043	3,011	972	935	(28,628)	2,166	—	162,389
Southwest
Airlines Co.	1,306,611	59,326	38,868	27,388	549,479	15,052	—	1,903,936
Vanguard Market
Liquidity Fund	1,902,618	NA1	NA1	39	153	22,761	—	3,318,618
Total	3,902,535			29,443	559,943	53,346	—	6,323,681
1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (constituting a separate portfolio of Vanguard Chester Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,754,351,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $624,228,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 85.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	23.75%	18.44%	10.05%
Returns After Taxes on Distributions	22.35	17.16	9.09
Returns After Taxes on Distributions and Sale of Fund Shares	14.28	14.72	8.04

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,115.18	$2.07
Admiral Shares	1,000.00	1,115.59	1.70
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.98
Admiral Shares	1,000.00	1,023.46	1.62

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

29

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisory oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and material that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach employed by PRIMECAP is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The advisor’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

30

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

34

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112017

Annual Report | September 30, 2017

Vanguard Target Retirement Funds
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Target Retirement Income Fund.	8
Target Retirement 2015 Fund.	20
Target Retirement 2020 Fund.	31
Target Retirement 2025 Fund.	42
Target Retirement 2030 Fund.	53
Target Retirement 2035 Fund.	64
Your Fund’s After-Tax Returns.	78
About Your Fund’s Expenses.	80
Glossary.	82

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2017, the six Vanguard Target Retirement Funds covered in this report recorded returns ranging from 5.26% for the Target Retirement Income Fund to 14.76% for the Target Retirement 2035 Fund. (The funds with retirement dates of 2040 through 2065 are covered in a separate report.) The funds with a greater allocation to stocks performed best.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. All but two funds surpassed the average returns of their peers.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

• For the ten years ended September 30, 2017, the funds’ average annual returns ranged from 4.87% for the Target Retirement Income Fund to 5.46% for the Target Retirement 2035 Fund.

• Please note that during the third quarter the 2010 Fund was merged with the Target Retirement Income Fund, as their asset allocations became identical.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Target Retirement Income Fund	5.26%
Target Income Composite Index	5.44
Mixed-Asset Target Today Funds Average	5.95
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2015 Fund	7.95%
Target 2015 Composite Index	8.16
Mixed-Asset Target 2015 Funds Average	8.04
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2020 Fund	10.17%
Target 2020 Composite Index	10.32
Mixed-Asset Target 2020 Funds Average	8.26
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2025 Fund	11.74%
Target 2025 Composite Index	11.97
Mixed-Asset Target 2025 Funds Average	10.44
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard Target Retirement 2030 Fund	13.25%
Target 2030 Composite Index	13.44
Mixed-Asset Target 2030 Funds Average	12.14
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2035 Fund	14.76%
Target 2035 Composite Index	14.94
Mixed-Asset Target 2035 Funds Average	14.35

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Target Retirement Income Fund	4.87%
Target Income Composite Index	4.93
Spliced Mixed-Asset Target Today Funds Average	3.66
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2015 Fund	4.88%
Target 2015 Composite Index	4.92
Mixed-Asset Target 2015 Funds Average	3.31
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2020 Fund	5.15%
Target 2020 Composite Index	5.28
Mixed-Asset Target 2020 Funds Average	3.53
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2025 Fund	5.21%
Target 2025 Composite Index	5.37
Mixed-Asset Target 2025 Funds Average	3.87
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2030 Fund	5.27%
Target 2030 Composite Index	5.41
Mixed-Asset Target 2030 Funds Average	3.93
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average
Annual Return
Target Retirement 2035 Fund	5.46%
Target 2035 Composite Index	5.60
Mixed-Asset Target 2035 Funds Average	4.38
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.13%	0.43%
Target Retirement 2015 Fund	0.14	0.35
Target Retirement 2020 Fund	0.14	0.45
Target Retirement 2025 Fund	0.14	0.40
Target Retirement 2030 Fund	0.15	0.44
Target Retirement 2035 Fund	0.15	0.40

The fund expense figures shown—drawn from the prospectus dated July 12, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.13% for the Income Fund, 0.13% for the 2015 Fund, 0.13% for the 2020 Fund, 0.14% for the 2025 Fund, 0.14% for the 2030 Fund, and 0.14% for the 2035 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Income Fund, Mixed-Asset Target Today Funds Average; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds; for the Target Retirement 2030 Fund, Mixed-Asset Target 2030 Funds; and for the Target Retirement 2035 Fund, Mixed-Asset Target 2035 Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

Target Retirement Income Fund

Fund Profile

As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTINX
30-Day SEC Yield	1.80%
Acquired Fund Fees and Expenses[1]	0.13%
Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II
Index Fund Investor Shares	37.2%
Vanguard Total Stock Market Index
Fund Investor Shares	18.2
Vanguard Short-Term
Inflation-Protected Securities Index
Fund Investor Shares	16.7
Vanguard Total International Bond
Index Fund Investor Shares	15.8
Vanguard Total International Stock
Index Fund Investor Shares	12.1

Total Fund Volatility Measures
		Bloomberg
	Target	Barclays US
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.18
Beta	0.98	0.51

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.13%.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement Income Fund*	5.26%	4.68%	4.87%	$16,089
Target Income Composite Index	5.44	4.87	4.93	16,186
Spliced Mixed-Asset Target Today
Funds Average	5.95	4.06	3.66	14,331
Bloomberg Barclays U.S. Aggregate
Bond Index	0.07	2.06	4.27	15,196

For a benchmark description, see the Glossary.
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (18.2%)
Vanguard Total Stock Market Index Fund Investor Shares	47,980,002	3,024,180

International Stock Fund (12.1%)
Vanguard Total International Stock Index Fund Investor Shares	114,645,817	2,014,327

U.S. Bond Funds (53.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	576,481,296	6,197,174
Vanguard Short-Term Inflation-Protected Securities
Index Fund Investor Shares	112,050,112	2,775,481
		8,972,655
International Bond Fund (15.8%)
Vanguard Total International Bond Index Fund Investor Shares	240,863,823	2,623,007
Total Investment Companies (Cost $14,047,400)		16,634,169
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.223% (Cost $2,961)	29,605	2,961
Total Investments (100.0%) (Cost $14,050,361)		16,637,130
Other Assets and Liabilities (0.0%)
Other Assets		55,529
Liabilities		(47,663)
		7,866
Net Assets (100%)
Applicable to 1,236,182,295 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,644,996
Net Asset Value Per Share		$13.46

Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	16,637,130
Receivables for Investment Securities Sold	22,172
Receivables for Accrued Income	14,440
Receivables for Capital Shares Issued	18,917
Total Assets	16,692,659
Liabilities
Payables for Investment Securities Purchased	16,938
Payables for Capital Shares Redeemed	27,353
Other Liabilities	3,372
Total Liabilities	47,663
Net Assets	16,644,996

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	13,988,823
Undistributed Net Investment Income	6,201
Accumulated Net Realized Gains	63,203
Unrealized Appreciation (Depreciation)	2,586,769
Net Assets	16,644,996

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	227,170
Net Investment Income—Note B	227,170
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	4,082
Affiliated Investment Securities Sold	83,411
Realized Net Gain (Loss)	87,493
Change in Unrealized Appreciation (Depreciation) of Investment Securities	303,251
Net Increase (Decrease) in Net Assets Resulting from Operations	617,914

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	227,170	186,663
Realized Net Gain (Loss)	87,493	68,724
Change in Unrealized Appreciation (Depreciation)	303,251	510,311
Net Increase (Decrease) in Net Assets Resulting from Operations	617,914	765,698
Distributions
Net Investment Income	(230,482)	(185,318)
Realized Capital Gain[1]	(34,498)	(171,451)
Total Distributions	(264,980)	(356,769)
Capital Share Transactions
Issued	3,494,664	2,074,919
Issued in Connection with Acquisition of
Vanguard Target Retirement 2010 Fund—Note F	4,889,025	—
Issued in Lieu of Cash Distributions	252,814	340,239
Redeemed	(3,134,272)	(2,667,677)
Net Increase (Decrease) from Capital Share Transactions	5,502,231	(252,519)
Total Increase (Decrease)	5,855,165	156,410
Net Assets
Beginning of Period	10,789,831	10,633,421
End of Period[2]	16,644,996	10,789,831

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,515,000 and $8,126,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,201,000 and $9,513,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.08	$12.59	$12.84	$12.46	$12.23
Investment Operations
Net Investment Income	. 250[1]	.229	.238	.220	.246
Capital Gain Distributions Received	.004[1]	.007	.015	.002	.067
Net Realized and Unrealized Gain (Loss)
on Investments	.422	.692	(. 225)	.572	.185
Total from Investment Operations	.676	. 928.028		.794	.498
Distributions
Dividends from Net Investment Income	(. 254)	(. 227)	(. 236)	(. 218)	(. 247)
Distributions from Realized Capital Gains	(. 042)	(. 211)	(. 042)	(.196)	(. 021)
Total Distributions	(. 296)	(. 438)	(. 278)	(. 414)	(. 268)
Net Asset Value, End of Period	$13.46	$13.08	$12.59	$12.84	$12.46

Total Return[2]	5.26%	7.54%	0.18%	6.47%	4.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,645	$10,790	$10,633	$11,215	$10,163
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.78%	1.83%	1.74%	1.99%
Portfolio Turnover Rate	8%	11%	14%	6%	40%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during

Target Retirement Income Fund

the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $16,391,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $9,905,000 of ordinary income and $59,499,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $14,050,361,000. Net unrealized appreciation of investment securities for tax purposes was $2,586,769,000, consisting of unrealized gains of $2,587,161,000 on securities that had risen in value since their purchase and $392,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement Income Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	264,346	162,780
Issued in Connection with Acquisition of Vanguard
Target Retirement 2010 Fund	366,108	—
Issued in Lieu of Cash Distributions	19,353	26,995
Redeemed	(238,265)	(209,799)
Net Increase (Decrease) in Shares Outstanding	411,542	(20,024)

F. On July 21, 2017, the fund acquired all the net assets of Vanguard Target Retirement 2010 Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 366,108,000 shares of the fund for 191,723,000 shares of the Vanguard Target Retirement 2010 Fund outstanding as of the close of business on July 21, 2017. The Vanguard Target Retirement 2010 Fund’s net assets as of the close of business on July 21, 2017, of $4,899,025,000, including $810,947,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $11,585,554,000. The net assets of the fund immediately following the acquisition were $16,484,579,000.

Assuming that the acquisition had been completed on October 1, 2016, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended September 30, 2017, would be:

($000)
Net Investment Income	309,270
Realized Net Gain (Loss)	305,963
Change in Unrealized Appreciation (Depreciation)	225,401
Net Increase (Decrease) in Net Assets Resulting from Operations	840,634

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Target Retirement 2010 Fund that have been included in the fund’s statement of operations since July 21, 2017.

Target Retirement Income Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	371	NA1	NA1	—	—	28	—	2,961
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	1,812,902	1,047,998	81,741	(81)	(3,597)	9,745	—	2,775,481
Vanguard Total
Bond Market II
Index Fund	4,017,379	2,421,932	243,272	39	1,096 105,652		4,082	6,197,174
Vanguard Total
International Bond
Index Fund	1,718,889	932,682	35,940	(50)	7,426	31,715	—	2,623,007
Vanguard Total
International Stock
Index Fund	1,303,867	602,401	205,361	(2,610)	316,030	39,487	—	2,014,327
Vanguard Total
Stock Market
Index Fund	1,951,622	554,962	361,760	86,113	793,243	40,543	—	3,024,180
Total	10,805,030	5,559,975[2]	928,074	83,411	1,114,198[2]	227,170	4,082	16,637,130

1 Not applicable—purchases and sales are for temporary cash investment purposes.
2 Includes securities of $4,067,332,000 and unrealized appreciation of $810,947,000 related to the acquisition of the Vanguard Target
Retirement 2010 Fund. See Note F.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTXVX
30-Day SEC Yield	1.88%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II
Index Fund Investor Shares	32.1%
Vanguard Total Stock Market Index
Fund Investor Shares	26.0
Vanguard Total International Stock
Index Fund Investor Shares	17.6
Vanguard Total International Bond
Index Fund Investor Shares	13.5
Vanguard Short-Term
Inflation-Protected Securities Index
Fund Investor Shares	10.8

Total Fund Volatility Measures
	Target 2015	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	0.99	0.82
Beta	0.98	0.44

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.13%.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2015 Fund*	7.95%	6.92%	4.88%	$16,101
• Target 2015 Composite Index	8.16	7.10	4.92	16,173
Mixed-Asset Target 2015 Funds
Average	8.04	5.55	3.31	13,846
MSCI US Broad Market Index	18.67	14.26	7.72	21,034

For a benchmark description, see the Glossary.
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (26.0%)
Vanguard Total Stock Market Index Fund Investor Shares	71,127,557	4,483,170

International Stock Fund (17.6%)
Vanguard Total International Stock Index Fund Investor Shares	172,704,356	3,034,415

U.S. Bond Funds (42.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	515,296,529	5,539,438
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	74,997,858	1,857,697
		7,397,135
International Bond Fund (13.5%)
Vanguard Total International Bond Index Fund Investor Shares	214,345,846	2,334,226
Total Investment Companies (Cost $13,438,915)		17,248,946
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.223% (Cost $1)	8	1
Total Investments (100.0%) (Cost $13,438,916)		17,248,947
Other Assets and Liabilities (0.0%)
Other Assets		34,942
Liabilities		(33,726)
		1,216
Net Assets (100%)
Applicable to 1,095,241,414 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,250,163
Net Asset Value Per Share		$15.75

Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	17,248,947
Receivables for Investment Securities Sold	3,849
Receivables for Accrued Income	12,814
Receivables for Capital Shares Issued	18,279
Total Assets	17,283,889
Liabilities
Payables for Investment Securities Purchased	12,813
Payables for Capital Shares Redeemed	18,735
Other Liabilities	2,178
Total Liabilities	33,726
Net Assets	17,250,163

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	12,739,416
Undistributed Net Investment Income	198,557
Accumulated Net Realized Gains	502,159
Unrealized Appreciation (Depreciation)	3,810,031
Net Assets	17,250,163

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	345,920
Net Investment Income—Note B	345,920
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	5,540
Affiliated Investment Securities Sold	589,976
Realized Net Gain (Loss)	595,516
Change in Unrealized Appreciation (Depreciation) of Investment Securities	374,464
Net Increase (Decrease) in Net Assets Resulting from Operations	1,315,900

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	345,920	349,495
Realized Net Gain (Loss)	595,516	510,780
Change in Unrealized Appreciation (Depreciation)	374,464	681,539
Net Increase (Decrease) in Net Assets Resulting from Operations	1,315,900	1,541,814
Distributions
Net Investment Income	(327,196)	(358,456)
Realized Capital Gain[1]	(347,122)	(835,597)
Total Distributions	(674,318)	(1,194,053)
Capital Share Transactions
Issued	3,275,914	3,035,107
Issued in Lieu of Cash Distributions	660,094	1,169,881
Redeemed	(4,806,030)	(5,932,510)
Net Increase (Decrease) from Capital Share Transactions	(870,022)	(1,727,522)
Total Increase (Decrease)	(228,440)	(1,379,761)
Net Assets
Beginning of Period	17,478,603	18,858,364
End of Period[2]	17,250,163	17,478,603

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,623,000 and $10,790,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of 198,557,000 and $211,340,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.19	$14.90	$15.44	$14.49	$13.54
Investment Operations
Net Investment Income	. 305[1]	.311	.327	.300	.298
Capital Gain Distributions Received	.005[1]	.007	.018	.002	.039
Net Realized and Unrealized Gain (Loss)
on Investments	.846	.968	(.433)	.996	.929
Total from Investment Operations	1.156	1.286	(.088)	1.298	1.266
Distributions
Dividends from Net Investment Income	(. 289)	(. 299)	(. 284)	(. 261)	(. 298)
Distributions from Realized Capital Gains	(. 307)	(. 697)	(.168)	(. 087)	(. 018)
Total Distributions	(. 596)	(. 996)	(. 452)	(. 348)	(. 316)
Net Asset Value, End of Period	$15.75	$15.19	$14.90	$15.44	$14.49

Total Return[2]	7.95%	9.03%	-0.66%	9.07%	9.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,250	$17,479	$18,858	$21,741	$19,739
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.96%	1.95%	1.99%	2.17%
Portfolio Turnover Rate	7%	9%	16%	10%	26%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during

Target Retirement 2015 Fund

the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $31,507,000 from undistributed net investment income and $53,872,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $198,508,000 of ordinary income and $502,208,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $13,438,916,000. Net unrealized appreciation of investment securities for tax purposes was $3,810,031,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

Target Retirement 2015 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	216,944	206,486
Issued in Lieu of Cash Distributions	45,555	81,639
Redeemed	(318,180)	(403,033)
Net Increase (Decrease) in Shares Outstanding	(55,681)	(114,908)

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in	Capital Gain		2017
	Market	Purchases	Securities	Net Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App.(Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	5,362	NA1	NA1	1	(1)	15	—	1
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	1,669,223	207,135	15,051	—	(3,610)	9,143	—	1,857,697
Vanguard Total
Bond Market II
Index Fund	5,387,819	570,725	281,595	(1,029)	(136,482)	128,240	5,540	5,539,438
Vanguard Total
International Bond
Index Fund	2,326,492	123,515	58,332	269	(57,718)	39,520	—	2,334,226
Vanguard Total
International Stock
Index Fund	3,245,691	150,524	820,508	18,999	439,709	83,538	—	3,034,415
Vanguard Total
Stock Market
Index Fund	4,867,412	132,665	1,221,209	571,736	132,566	85,464	—	4,483,170
Total	17,501,999	1,184,564	2,396,695	589,976	374,464	345,920	5,540	17,248,947
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Target Retirement 2020 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.00%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	33.4%
Vanguard Total Bond Market II
Index Fund Investor Shares	28.6
Vanguard Total International Stock
Index Fund Investor Shares	22.3
Vanguard Total International Bond
Index Fund Investor Shares	12.0
Vanguard Short-Term
Inflation-Protected Securities Index
Fund Investor Shares	3.7

Total Fund Volatility Measures
	Target 2020	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.87
Beta	0.98	0.54

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.13%.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2020 Fund*	10.17%	8.08%	5.15%	$16,519
Target 2020 Composite Index	10.32	8.28	5.28	16,731
Mixed-Asset Target 2020 Funds
Average	8.26	6.00	3.53	14,142
MSCI US Broad Market Index	18.67	14.26	7.72	21,034

For a benchmark description, see the Glossary.
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (33.4%)
Vanguard Total Stock Market Index Fund Investor Shares	165,798,481	10,450,278

International Stock Fund (22.3%)
Vanguard Total International Stock Index Fund Investor Shares	396,161,386	6,960,556

U.S. Bond Funds (32.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	831,227,691	8,935,698
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	46,978,347	1,163,653
		10,099,351
International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Investor Shares	344,170,436	3,748,016
Total Investment Companies (Cost $24,026,267)		31,258,201
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.223% (Cost $3,904)	39,034	3,904
Total Investments (100.0%) (Cost $24,030,171)		31,262,105
Other Assets and Liabilities (0.0%)
Other Assets		128,569
Liabilities		(128,132)
		437
Net Assets (100%)
Applicable to 1,002,345,237 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		31,262,542
Net Asset Value Per Share		$31.19

Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	31,262,105
Receivables for Investment Securities Sold	59,197
Receivables for Accrued Income	20,809
Receivables for Capital Shares Issued	48,563
Total Assets	31,390,674
Liabilities
Payables for Investment Securities Purchased	20,755
Payables for Capital Shares Redeemed	107,377
Total Liabilities	128,132
Net Assets	31,262,542

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	23,456,457
Undistributed Net Investment Income	392,927
Accumulated Net Realized Gains	181,224
Unrealized Appreciation (Depreciation)	7,231,934
Net Assets	31,262,542

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	627,081
Other Income	52
Net Investment Income—Note B	627,133
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	8,288
Affiliated Investment Securities Sold	197,118
Realized Net Gain (Loss)	205,406
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,040,744
Net Increase (Decrease) in Net Assets Resulting from Operations	2,873,283

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	627,133	568,590
Realized Net Gain (Loss)	205,406	402,528
Change in Unrealized Appreciation (Depreciation)	2,040,744	1,587,346
Net Increase (Decrease) in Net Assets Resulting from Operations	2,873,283	2,558,464
Distributions
Net Investment Income	(540,313)	(550,582)
Realized Capital Gain[1]	(205,071)	(498,411)
Total Distributions	(745,384)	(1,048,993)
Capital Share Transactions
Issued	8,233,193	6,393,675
Issued in Lieu of Cash Distributions	733,928	1,028,442
Redeemed	(7,374,696)	(8,082,609)
Net Increase (Decrease) from Capital Share Transactions	1,592,425	(660,492)
Total Increase (Decrease)	3,720,324	848,979
Net Assets
Beginning of Period	27,542,218	26,693,239
End of Period[2]	31,262,542	27,542,218

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $6,153,000 and $47,512,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $392,927,000 and $350,668,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.09	$27.52	$28.40	$26.26	$24.04
Investment Operations
Net Investment Income	. 636[1]	.619	.622	. 577	. 528
Capital Gain Distributions Received	.008[1]	.012	.026	.004	.047
Net Realized and Unrealized Gain (Loss)
on Investments	2.231	2.065	(.946)	2.054	2.179
Total from Investment Operations	2.875	2.696	(.298)	2.635	2.754
Distributions
Dividends from Net Investment Income	(. 562)	(. 591)	(. 541)	(. 484)	(. 508)
Distributions from Realized Capital Gains	(. 213)	(. 535)	(. 041)	(. 011)	(. 026)
Total Distributions	(.775)	(1.126)	(. 582)	(. 495)	(. 534)
Net Asset Value, End of Period	$31.19	$29.09	$27.52	$28.40	$26.26

Total Return[2]	10.17%	10.05%	-1.13%	10.13%	11.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,263	$27,542	$26,693	$27,488	$21,785
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.15%	2.14%	2.07%	2.14%	2.23%
Portfolio Turnover Rate	9%	15%	25%	7%	17%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

Target Retirement 2020 Fund

period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $44,561,000 from undistributed net investment income and $13,873,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $404,802,000 of ordinary income and $169,349,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $24,030,171,000. Net unrealized appreciation of investment securities for tax purposes was $7,231,934,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	278,945	229,362
Issued in Lieu of Cash Distributions	26,017	37,534
Redeemed	(249,268)	(290,081)
Net Increase (Decrease) in Shares Outstanding	55,694	(23,185)

Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	24,057	NA1	NA1	2	—	58	—	3,904
Vanguard Short-Term
Inflation-Protected
Securities
Index Fund	587,988	588,408	12,454	—	(289)	3,559	—	1,163,653
Vanguard Total
Bond Market II
Index Fund	7,860,605	1,783,292	514,546	58	(193,711) 198,677		8,288	8,935,698
Vanguard Total
International Bond
Index Fund	3,310,495	534,094	16,500	—	(80,073)	59,102	—	3,748,016
Vanguard Total
International Stock
Index Fund	6,312,587	458,205	823,347	(657)	1,013,768	181,179	—	6,960,556
Vanguard Total
Stock Market
Index Fund	9,496,059	811,352	1,355,897	197,715	1,301,049	184,506	—	10,450,278
Total	27,591,791	4,175,351	2,722,744	197,118	2,040,744	627,081	8,288	31,262,105
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTTVX
30-Day SEC Yield	2.05%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	38.7%
Vanguard Total International Stock
Index Fund Investor Shares	25.6
Vanguard Total Bond Market II
Index Fund Investor Shares	25.2
Vanguard Total International Bond
Index Fund Investor Shares	10.5

Total Fund Volatility Measures
	Target 2025	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.89
Beta	0.97	0.62

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.14%.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2025 Fund*	11.74%	8.85%	5.21%	$16,623
Target 2025 Composite Index	11.97	9.06	5.37	16,871
Mixed-Asset Target 2025 Funds
Average	10.44	7.39	3.87	14,617
MSCI US Broad Market Index	18.67	14.26	7.72	21,034

For a benchmark description, see the Glossary.
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (38.7%)
Vanguard Total Stock Market Index Fund Investor Shares	228,208,792	14,384,000

International Stock Fund (25.6%)
Vanguard Total International Stock Index Fund Investor Shares	540,940,242	9,504,320

U.S. Bond Fund (25.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	868,762,158	9,339,193

International Bond Fund (10.5%)
Vanguard Total International Bond Index Fund Investor Shares	357,167,865	3,889,558
Total Investment Companies (Cost $27,359,875)		37,117,071
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.223% (Cost $8,931)	89,287	8,931
Total Investments (100.0%) (Cost $27,368,806)		37,126,002
Other Assets and Liabilities (0.0%)
Other Assets		66,960
Liabilities		(82,028)
		(15,068)
Net Assets (100%)
Applicable to 2,033,162,578 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		37,110,934
Net Asset Value Per Share		$18.25

Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	37,126,002
Receivables for Accrued Income	21,540
Receivables for Capital Shares Issued	45,420
Total Assets	37,192,962
Liabilities
Payables for Investment Securities Purchased	50,042
Payables for Capital Shares Redeemed	31,986
Total Liabilities	82,028
Net Assets	37,110,934

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	26,687,798
Undistributed Net Investment Income	486,322
Accumulated Net Realized Gains	179,618
Unrealized Appreciation (Depreciation)	9,757,196
Net Assets	37,110,934

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	752,393
Net Investment Income—Note B	752,393
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	8,304
Affiliated Investment Securities Sold	197,491
Realized Net Gain (Loss)	205,795
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,911,271
Net Increase (Decrease) in Net Assets Resulting from Operations	3,869,459

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	752,393	662,090
Realized Net Gain (Loss)	205,795	408,716
Change in Unrealized Appreciation (Depreciation)	2,911,271	2,032,698
Net Increase (Decrease) in Net Assets Resulting from Operations	3,869,459	3,103,504
Distributions
Net Investment Income	(632,365)	(624,626)
Realized Capital Gain[1]	(214,269)	(796,306)
Total Distributions	(846,634)	(1,420,932)
Capital Share Transactions
Issued	9,126,407	6,760,157
Issued in Lieu of Cash Distributions	834,520	1,393,339
Redeemed	(7,579,252)	(8,177,173)
Net Increase (Decrease) from Capital Share Transactions	2,381,675	(23,677)
Total Increase (Decrease)	5,404,500	1,658,895
Net Assets
Beginning of Period	31,706,434	30,047,539
End of Period[2]	37,110,934	31,706,434

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $5,608,000 and $69,403,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $486,322,000 and $410,138,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.77	$15.90	$16.50	$15.18	$13.70
Investment Operations
Net Investment Income	. 380[1]	.362	.364	.350	.316
Capital Gain Distributions Received	.004[1]	.006	.012	.002	.021
Net Realized and Unrealized Gain (Loss)
on Investments	1.534	1.280	(.624)	1.272	1.451
Total from Investment Operations	1.918	1.648	(.248)	1.624	1.788
Distributions
Dividends from Net Investment Income	(. 327)	(. 342)	(. 322)	(. 287)	(. 296)
Distributions from Realized Capital Gains	(.111)	(. 436)	(. 030)	(. 017)	(. 012)
Total Distributions	(. 438)	(.778)	(. 352)	(. 304)	(. 308)
Net Asset Value, End of Period	$18.25	$16.77	$15.90	$16.50	$15.18

Total Return[2]	11.74%	10.67%	-1.60%	10.80%	13.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,111	$31,706	$30,048	$31,428	$25,642
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.15%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.18%	2.07%	2.15%	2.27%
Portfolio Turnover Rate	10%	15%	24%	7%	16%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

Target Retirement 2025 Fund

period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $43,844,000 from undistributed net investment income and $11,124,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $505,120,000 of ordinary income and $160,820,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $27,368,806,000. Net unrealized appreciation of investment securities for tax purposes was $9,757,196,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	532,501	422,218
Issued in Lieu of Cash Distributions	51,135	88,242
Redeemed	(441,562)	(509,271)
Net Increase (Decrease) in Shares Outstanding	142,074	1,189

Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	4,263	NA1	NA1	(1)	—	77	—	8,931
Vanguard Total
Bond Market II
Index Fund	7,759,432	2,672,378	904,371	101	(188,347)	201,613	8,304	9,339,193
Vanguard Total
International Bond
Index Fund	3,219,117	748,086	—	—	(77,645)	59,419	—	3,889,558
Vanguard Total
International Stock
Index Fund	8,289,872	783,861	932,398	7,754	1,355,231	243,311	—	9,504,320
Vanguard Total
Stock Market
Index Fund	12,461,906	1,402,886	1,492,461	189,637	1,822,032	247,973	—	14,384,000
Total	31,734,590	5,607,211	3,329,230	197,491	2,911,271	752,393	8,304	37,126,002
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Target Retirement 2030 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTHRX
30-Day SEC Yield	2.05%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	43.2%
Vanguard Total International Stock
Index Fund Investor Shares	28.5
Vanguard Total Bond Market II
Index Fund Investor Shares	20.1
Vanguard Total International Bond
Index Fund Investor Shares	8.2

Total Fund Volatility Measures
	Target 2030	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.91
Beta	0.97	0.69

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.14%.

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2030 Fund*	13.25%	9.58%	5.27%	$16,705
Target 2030 Composite Index	13.44	9.79	5.41	16,941
Mixed-Asset Target 2030 Funds
Average	12.14	8.05	3.93	14,710
MSCI US Broad Market Index	18.67	14.26	7.72	21,034

For a benchmark description, see the Glossary.
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (43.2%)
Vanguard Total Stock Market Index Fund Investor Shares	211,534,599	13,333,026

International Stock Fund (28.5%)
Vanguard Total International Stock Index Fund Investor Shares	500,646,612	8,796,361

U.S. Bond Fund (20.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	577,076,452	6,203,572

International Bond Fund (8.2%)
Vanguard Total International Bond Index Fund Investor Shares	233,927,091	2,547,466
Total Investment Companies (Cost $22,773,157)		30,880,425
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 1.223% (Cost $16,347)	163,439	16,347
Total Investments (100.1%) (Cost $22,789,504)		30,896,772
Other Assets and Liabilities (-0.1%)
Other Assets		97,555
Liabilities		(117,117)
		(19,562)
Net Assets (100%)
Applicable to 937,706,235 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		30,877,210
Net Asset Value Per Share		$32.93

Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	30,896,772
Receivables for Investment Securities Sold	40,043
Receivables for Accrued Income	14,197
Receivables for Capital Shares Issued	43,315
Total Assets	30,994,327
Liabilities
Payables for Investment Securities Purchased	19,097
Payables for Capital Shares Redeemed	98,020
Total Liabilities	117,117
Net Assets	30,877,210

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	22,339,910
Undistributed Net Investment Income	411,884
Accumulated Net Realized Gains	18,148
Unrealized Appreciation (Depreciation)	8,107,268
Net Assets	30,877,210

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	614,498
Net Investment Income—Note B	614,498
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	5,163
Affiliated Investment Securities Sold	27,931
Realized Net Gain (Loss)	33,094
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,880,568
Net Increase (Decrease) in Net Assets Resulting from Operations	3,528,160

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	614,498	512,248
Realized Net Gain (Loss)	33,094	237,704
Change in Unrealized Appreciation (Depreciation)	2,880,568	1,747,746
Net Increase (Decrease) in Net Assets Resulting from Operations	3,528,160	2,497,698
Distributions
Net Investment Income	(497,511)	(471,700)
Realized Capital Gain[1]	(103,476)	(343,700)
Total Distributions	(600,987)	(815,400)
Capital Share Transactions
Issued	8,474,068	6,307,641
Issued in Lieu of Cash Distributions	591,348	798,019
Redeemed	(6,081,063)	(6,506,588)
Net Increase (Decrease) from Capital Share Transactions	2,984,353	599,072
Total Increase (Decrease)	5,911,526	2,281,370
Net Assets
Beginning of Period	24,965,684	22,684,314
End of Period[2]	30,877,210	24,965,684

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $33,427,000 and $40,296,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $411,884,000 and $320,604,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.77	$27.77	$28.95	$26.46	$23.51
Investment Operations
Net Investment Income	. 683[1]	.634	.633	.613	. 540
Capital Gain Distributions Received	.006[1]	.008	.016	.002	.027
Net Realized and Unrealized Gain (Loss)
on Investments	3.167	2.390	(1.242)	2.402	2.897
Total from Investment Operations	3.856	3.032	(.593)	3.017	3.464
Distributions
Dividends from Net Investment Income	(. 576)	(. 597)	(. 558)	(. 491)	(. 499)
Distributions from Realized Capital Gains	(.120)	(. 435)	(. 029)	(. 036)	(. 015)
Total Distributions	(. 696)	(1.032)	(. 587)	(. 527)	(. 514)
Net Asset Value, End of Period	$32.93	$29.77	$27.77	$28.95	$26.46

Total Return[2]	13.25%	11.15%	-2.16%	11.51%	15.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,877	$24,966	$22,684	$23,085	$17,795
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.15%	0.15%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.20%	2.08%	2.16%	2.30%
Portfolio Turnover Rate	9%	16%	24%	7%	14%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during

Target Retirement 2030 Fund

the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $25,707,000 from undistributed net investment income and $796,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $427,152,000 of ordinary income and $2,881,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $22,789,504,000. Net unrealized appreciation of investment securities for tax purposes was $8,107,268,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	275,820	222,843
Issued in Lieu of Cash Distributions	20,272	28,460
Redeemed	(197,141)	(229,481)
Net Increase (Decrease) in Shares Outstanding	98,951	21,822

Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	18,778	NA1	NA1	2	—	83	—	16,347
Vanguard Total
Bond Market II
Index Fund	4,792,722	2,246,171	721,726	(255)	(113,340) 129,510		5,163	6,203,572
Vanguard Total
International Bond
Index Fund	1,968,265	625,942	—	—	(46,741)	37,772	—	2,547,466
Vanguard Total
International Stock
Index Fund	7,270,181	886,485	607,715	12,112	1,235,298	221,404	—	8,796,361
Vanguard Total
Stock Market
Index Fund	10,955,214	1,654,021	1,097,632	16,072	1,805,351	225,729	—	13,333,026
Total	25,005,160	5,412,619	2,427,073	27,931	2,880,568	614,498	5,163	30,896,772
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Target Retirement 2035 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTTHX
30-Day SEC Yield	2.05%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	47.6%
Vanguard Total International Stock
Index Fund Investor Shares	31.4
Vanguard Total Bond Market II
Index Fund Investor Shares	14.8
Vanguard Total International Bond
Index Fund Investor Shares	6.2

Total Fund Volatility Measures
	Target 2035	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.92
Beta	0.98	0.77

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.14%.

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2035 Fund*	14.76%	10.30%	5.46%	$17,017
Target 2035 Composite Index	14.94	10.50	5.60	17,242
Mixed-Asset Target 2035 Funds
Average	14.35	9.12	4.38	15,356
MSCI US Broad Market Index	18.67	14.26	7.72	21,034

For a benchmark description, see the Glossary.

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (47.6%)
Vanguard Total Stock Market Index Fund Investor Shares	225,300,720	14,200,704

International Stock Fund (31.4%)
Vanguard Total International Stock Index Fund Investor Shares	532,493,048	9,355,903

U.S. Bond Fund (14.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	409,779,313	4,405,128

International Bond Fund (6.1%)
Vanguard Total International Bond Index Fund Investor Shares	168,508,073	1,835,053
Total Investment Companies (Cost $20,852,282)		29,796,788
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 1.223% (Cost $15,625)	156,222	15,625
Total Investments (100.0%) (Cost $20,867,907)		29,812,413
Other Assets and Liabilities (0.0%)
Other Assets		76,579
Liabilities		(90,826)
		(14,247)
Net Assets (100%)
Applicable to 1,475,302,703 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		29,798,166
Net Asset Value Per Share		$20.20

Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	29,812,413
Receivables for Accrued Income	10,050
Receivables for Capital Shares Issued	66,529
Total Assets	29,888,992
Liabilities
Payables for Investment Securities Purchased	56,640
Payables for Capital Shares Redeemed	34,186
Total Liabilities	90,826
Net Assets	29,798,166

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	20,405,882
Undistributed Net Investment Income	398,999
Accumulated Net Realized Gains	48,779
Unrealized Appreciation (Depreciation)	8,944,506
Net Assets	29,798,166

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	597,296
Net Investment Income—Note B	597,296
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,648
Affiliated Investment Securities Sold	59,898
Realized Net Gain (Loss)	63,546
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,103,907
Net Increase (Decrease) in Net Assets Resulting from Operations	3,764,749

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	597,296	512,267
Realized Net Gain (Loss)	63,546	318,684
Change in Unrealized Appreciation (Depreciation)	3,103,907	1,756,197
Net Increase (Decrease) in Net Assets Resulting from Operations	3,764,749	2,587,148
Distributions
Net Investment Income	(494,222)	(480,079)
Realized Capital Gain[1]	(187,693)	(537,016)
Total Distributions	(681,915)	(1,017,095)
Capital Share Transactions
Issued	7,084,082	5,337,665
Issued in Lieu of Cash Distributions	673,009	999,667
Redeemed	(5,572,365)	(6,177,230)
Net Increase (Decrease) from Capital Share Transactions	2,184,726	160,102
Total Increase (Decrease)	5,267,560	1,730,155
Net Assets
Beginning of Period	24,530,606	22,800,451
End of Period[2]	29,798,166	24,530,606

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $5,137,000 and $36,232,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $398,999,000 and $319,758,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.09	$16.95	$17.79	$16.16	$14.15
Investment Operations
Net Investment Income	. 418[1]	.393	.391	.359	.340
Capital Gain Distributions Received	.003[1]	.003	.007	.001	.011
Net Realized and Unrealized Gain (Loss)
on Investments	2.180	1.530	(.865)	1.594	1.972
Total from Investment Operations	2.601	1.926	(.467)	1.954	2.323
Distributions
Dividends from Net Investment Income	(. 356)	(. 371)	(. 368)	(. 324)	(. 307)
Distributions from Realized Capital Gains	(.135)	(. 415)	(. 005)	—	(. 006)
Total Distributions	(. 491)	(.786)	(. 373)	(. 324)	(. 313)
Net Asset Value, End of Period	$20.20	$18.09	$16.95	$17.79	$16.16

Total Return[2]	14.76%	11.64%	-2.75%	12.20%	16.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,798	$24,531	$22,800	$23,826	$19,026
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.15%	0.15%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.21%	2.07%	2.17%	2.33%
Portfolio Turnover Rate	9%	14%	23%	6%	12%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during

Target Retirement 2035 Fund

the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $23,833,000 from undistributed net investment income and $2,031,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $419,467,000 of ordinary income and $28,311,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $20,867,907,000. Net unrealized appreciation of investment securities for tax purposes was $8,944,506,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	378,037	311,062
Issued in Lieu of Cash Distributions	37,980	58,597
Redeemed	(296,871)	(358,384)
Net Increase (Decrease) in Shares Outstanding	119,146	11,275

Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions
	Value	at Cost	Sold	(Loss)	App.(Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	10,393	NA1	NA1	1	—	55	—	15,625
Vanguard Total
Bond Market II
Index Fund	3,433,858	1,597,969	545,482	98	(81,315)	92,020	3,648	4,405,128
Vanguard Total
International Bond
Index Fund	1,385,325	483,051	—	—	(33,323)	26,717	—	1,835,053
Vanguard Total
International Stock
Index Fund	7,873,202	884,113	730,706	13,035	1,316,259	236,946	—	9,355,903
Vanguard Total
Stock Market
Index Fund	11,838,917	1,516,576	1,103,839	46,764	1,902,286	241,558	—	14,200,704
Total	24,541,695	4,481,709	2,380,027	59,898	3,103,907	597,296	3,648	29,812,413
1 Not Applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund

In our opinion, the accompanying statements of net assets and statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	46,444
Target Retirement 2015 Fund	397,371
Target Retirement 2020 Fund	211,883
Target Retirement 2025 Fund	218,624
Target Retirement 2030 Fund	70,178
Target Retirement 2035 Fund	183,738

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement Income Fund	64,297
Target Retirement 2015 Fund	140,792
Target Retirement 2020 Fund	269,238
Target Retirement 2025 Fund	352,291
Target Retirement 2030 Fund	306,517
Target Retirement 2035 Fund	332,463

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	15.2%
Target Retirement 2015 Fund	21.4
Target Retirement 2020 Fund	24.9
Target Retirement 2025 Fund	27.8
Target Retirement 2030 Fund	30.9
Target Retirement 2035 Fund	34.6

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement Income Fund	72,433	2,907
Target Retirement 2015 Fund	127,955	6,051
Target Retirement 2020 Fund	251,210	13,019
Target Retirement 2025 Fund	317,847	17,406
Target Retirement 2030 Fund	273,366	15,777
Target Retirement 2035 Fund	279,368	16,832

Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Target Retirement Income Fund
Returns Before Taxes	5.26%	4.68%	4.87%
Returns After Taxes on Distributions	4.41	3.77	3.94
Returns After Taxes on Distributions and Sale of Fund Shares	3.13	3.33	3.52

	One	Five	Ten
	Year	Years	Years
Target Retirement 2015 Fund
Returns Before Taxes	7.95%	6.92%	4.88%
Returns After Taxes on Distributions	6.72	5.84	3.97
Returns After Taxes on Distributions and Sale of Fund Shares	5.02	5.15	3.60

	One	Five	Ten
	Year	Years	Years
Target Retirement 2020 Fund
Returns Before Taxes	10.17%	8.08%	5.15%
Returns After Taxes on Distributions	9.28	7.28	4.46
Returns After Taxes on Distributions and Sale of Fund Shares	6.06	6.12	3.87

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2017

	One	Five	Ten
	Year	Years	Years
Target Retirement 2025 Fund
Returns Before Taxes	11.74%	8.85%	5.21%
Returns After Taxes on Distributions	10.89	8.02	4.51
Returns After Taxes on Distributions and Sale of Fund Shares	6.96	6.76	3.94

	One	Five	Ten
	Year	Years	Years
Target Retirement 2030 Fund
Returns Before Taxes	13.25%	9.58%	5.27%
Returns After Taxes on Distributions	12.47	8.86	4.68
Returns After Taxes on Distributions and Sale of Fund Shares	7.77	7.38	4.03

	One	Five	Ten
	Year	Years	Years
Target Retirement 2035 Fund
Returns Before Taxes	14.76%	10.30%	5.46%
Returns After Taxes on Distributions	13.91	9.54	4.86
Returns After Taxes on Distributions and Sale of Fund Shares	8.73	7.99	4.21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,037.71	$0.66
Target Retirement 2015 Fund	$1,000.00	$1,050.00	$0.67
Target Retirement 2020 Fund	$1,000.00	$1,060.16	$0.67
Target Retirement 2025 Fund	$1,000.00	$1,067.25	$0.73
Target Retirement 2030 Fund	$1,000.00	$1,072.99	$0.73
Target Retirement 2035 Fund	$1,000.00	$1,079.06	$0.73
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2015 Fund	$1,000.00	$1,024.21	$0.66
Target Retirement 2020 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2025 Fund	$1,000.00	$1,024.16	$0.71
Target Retirement 2030 Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2035 Fund	$1,000.00	$1,024.16	$0.71

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.13%, 0.13%, 0.13%, 0.14%, 0.14%, and 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs.

Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target Today Funds Average: Mixed-Asset Target Conservative Funds Average though June 30, 2012; Mixed-Asset Target Today Funds Average thereafter.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112017

Annual Report | September 30, 2017

Vanguard Target Retirement Funds
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Target Retirement 2040 Fund.	8
Target Retirement 2045 Fund.	19
Target Retirement 2050 Fund.	30
Target Retirement 2055 Fund.	41
Target Retirement 2060 Fund.	52
Target Retirement 2065 Fund.	63
Your Fund’s After-Tax Returns.	78
About Your Fund’s Expenses.	80
Glossary.	82

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2017, five of the six Vanguard Target Retirement Funds covered in this report recorded returns ranging from 16.26% for the Target Retirement 2040 Fund to 16.86% for the Target Retirement 2055 Fund. In July, the Target Retirement 2065 Fund was launched. (The funds with retirement dates of 2015 through 2035 are covered in a separate report.) The funds with a greater allocation to stocks performed best.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. Each fund surpassed the average return of its peers.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target date.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Target Retirement 2040 Fund	16.26%
Target 2040 Composite Index	16.45
Mixed-Asset Target 2040 Funds Average	14.90
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2045 Fund	16.84%
Target 2045 Composite Index	17.01
Mixed-Asset Target 2045 Funds Average	16.08
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2050 Fund	16.84%
Target 2050 Composite Index	17.01
Mixed-Asset Target 2050 Funds Average	15.80
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2055 Fund	16.86%
Target 2055 Composite Index	17.01
Mixed-Asset Target 2055+ Funds Average	16.62
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Target Retirement 2060 Fund	16.84%
Target 2060 Composite Index	17.01
Mixed-Asset Target 2055+ Funds Average	16.62
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2065 Fund (Inception: 7/12/2017)	3.95%
Target 2065 Composite Index	3.84
Mixed-Asset Target 2055+ Funds Average	3.85

Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Target Retirement 2040 Fund	5.73%
Target 2040 Composite Index	5.87
Mixed-Asset Target 2040 Funds Average	4.27
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2045 Fund	5.77%
Target 2045 Composite Index	5.92
Mixed-Asset Target 2045 Funds Average	4.62
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2050 Fund	5.78%
Target 2050 Composite Index	5.92
Mixed-Asset Target 2050 Funds Average	4.51
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Target Retirement 2055 Fund (Returns since inception: 8/18/2010)	11.27%
Target 2055 Composite Index	11.50
Spliced Mixed-Asset Target 2055+ Funds Average	10.28

Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

2

Average
Annual Return
Target Retirement 2060 Fund (Returns since inception: 1/19/2012)	11.10%
Target 2060 Composite Index	11.36
Spliced Mixed-Asset Target 2055+ Funds Average	10.29
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2040 Fund	0.16%	0.42%
Target Retirement 2045 Fund	0.16	0.38
Target Retirement 2050 Fund	0.16	0.41
Target Retirement 2055 Fund	0.16	0.38
Target Retirement 2060 Fund	0.16	0.38
Target Retirement 2065 Fund	0.16	0.38

The fund expense figures shown—drawn from the prospectus dated July 12, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.15% for the 2040 Fund, 0.15% for the 2045 Fund, 0.15% for the 2050 Fund, 0.15% for the 2055 Fund, 0.15% for the 2060 Fund, and 0.15% (annualized) for the 2065 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund, Mixed-Asset Target 2045 Funds; for the 2050 Fund, Mixed-Asset Target 2050 Funds; for the 2055, 2060, and 2065 Funds, Mixed-Asset Target 2055+ Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

4

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

5

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

6

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

7

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VFORX
30-Day SEC Yield	2.05%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	52.0%
Vanguard Total International Stock
Index Fund Investor Shares	34.5
Vanguard Total Bond Market II
Index Fund Investor Shares	9.6
Vanguard Total International Bond
Index Fund Investor Shares	3.9

Total Fund Volatility Measures
	Target 2040	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.92
Beta	0.98	0.84

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.15%.

8

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2040 Fund*	16.26%	10.80%	5.73%	$17,458
Target 2040 Composite Index	16.45	11.04	5.87	17,687
Mixed-Asset Target 2040 Funds
Average	14.90	9.20	4.27	15,193
MSCI US Broad Market Index	18.67	14.26	7.72	21,034

For a benchmark description, see the Glossary.
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

9

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

10

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (52.1%)
Vanguard Total Stock Market Index Fund Investor Shares	184,622,693	11,636,768

International Stock Fund (34.5%)
Vanguard Total International Stock Index Fund Investor Shares	437,797,833	7,692,108

U.S. Bond Fund (9.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	198,897,910	2,138,153

International Bond Fund (3.9%)
Vanguard Total International Bond Index Fund Investor Shares	79,054,823	860,907
Total Investment Companies (Cost $15,820,350)		22,327,936
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $10,689)	106,868	10,689
Total Investments (100.1%) (Cost $15,831,039)		22,338,625
Other Assets and Liabilities (-0.1%)
Other Assets		43,915
Liabilities		(58,287)
		(14,372)
Net Assets (100%)
Applicable to 642,711,552 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		22,324,253
Net Asset Value Per Share		$34.73

11

Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	22,338,625
Receivables for Investment Securities Sold	2,069
Receivables for Accrued Income	4,843
Receivables for Capital Shares Issued	37,003
Total Assets	22,382,540
Liabilities
Payables for Investment Securities Purchased	4,843
Payables for Capital Shares Redeemed	53,444
Total Liabilities	58,287
Net Assets	22,324,253

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	15,518,764
Undistributed Net Investment Income	288,641
Accumulated Net Realized Gains	9,262
Unrealized Appreciation (Depreciation)	6,507,586
Net Assets	22,324,253

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	439,534
Net Investment Income—Note B	439,534
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,618
Affiliated Investment Securities Sold	18,284
Realized Net Gain (Loss)	19,902
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,566,980
Net Increase (Decrease) in Net Assets Resulting from Operations	3,026,416

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	439,534	358,638
Realized Net Gain (Loss)	19,902	134,456
Change in Unrealized Appreciation (Depreciation)	2,566,980	1,383,092
Net Increase (Decrease) in Net Assets Resulting from Operations	3,026,416	1,876,186
Distributions
Net Investment Income	(349,773)	(329,503)
Realized Capital Gain[1]	(72,933)	(125,908)
Total Distributions	(422,706)	(455,411)
Capital Share Transactions
Issued	6,021,161	4,604,224
Issued in Lieu of Cash Distributions	415,992	446,191
Redeemed	(4,087,681)	(4,824,349)
Net Increase (Decrease) from Capital Share Transactions	2,349,472	226,066
Total Increase (Decrease)	4,953,182	1,646,841
Net Assets
Beginning of Period	17,371,071	15,724,230
End of Period[2]	22,324,253	17,371,071

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $10,861,000 and $24,110,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $288,641,000 and $225,359,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.59	$28.09	$29.66	$26.80	$23.26
Investment Operations
Net Investment Income	.718[1]	.660	.648	.593	.546
Capital Gain Distributions Received	.003[1]	.003	.007	.001	.012
Net Realized and Unrealized Gain (Loss)
on Investments	4.143	2.687	(1.634)	2.773	3.485
Total from Investment Operations	4.864	3.350	(.979)	3.367	4.043
Distributions
Dividends from Net Investment Income	(.599)	(.615)	(.574)	(.500)	(.496)
Distributions from Realized Capital Gains	(.125)	(.235)	(.017)	(.007)	(.007)
Total Distributions	(.724)	(.850)	(.591)	(.507)	(.503)
Net Asset Value, End of Period	$34.73	$30.59	$28.09	$29.66	$26.80

Total Return[2]	16.26%	12.11%	-3.43%	12.66%	17.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,324	$17,371	$15,724	$15,912	$12,013
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.23%	2.09%	2.18%	2.36%
Portfolio Turnover Rate	8%	16%	21%	6%	9%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

16

Target Retirement 2040 Fund

ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $26,479,000 from undistributed net investment income and $598,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $297,454,000 of ordinary income and $448,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $15,831,039,000. Net unrealized appreciation of investment securities for tax purposes was $6,507,586,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	187,954	159,514
Issued in Lieu of Cash Distributions	13,784	15,461
Redeemed	(126,965)	(166,772)
Net Increase (Decrease) in Shares Outstanding	74,773	8,203

17

Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	12,522	NA1	NA1	2	—	40	—	10,689
Vanguard Total
Bond Market II
Index Fund	1,507,016	1,040,912	375,175	—	(34,600)	42,687	1,618	2,138,153
Vanguard Total
International
Bond Index
Fund	592,479	282,186	—	—	(13,758)	12,110	—	860,907
Vanguard Total
International
Stock Index
Fund	6,091,376	919,159	395,296	9,057	1,067,812	190,870	—	7,692,108
Vanguard Total
Stock Market
Index Fund	9,176,256	1,649,325	745,564	9,225	1,547,526	193,827	—	11,636,768
Total	17,379,649	3,891,582	1,516,035	18,284	2,566,980	439,534	1,618	22,338,625
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

18

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTIVX
30-Day SEC Yield	2.06%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	54.2%
Vanguard Total International Stock
Index Fund Investor Shares	35.8
Vanguard Total Bond Market II
Index Fund Investor Shares	7.0
Vanguard Total International Bond
Index Fund Investor Shares	3.0

Total Fund Volatility Measures
	Target 2045	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.92
Beta	0.98	0.85

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.15%.

19

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2045 Fund*	16.84%	10.91%	5.77%	$17,528
Target 2045 Composite Index	17.01	11.16	5.92	17,778
Mixed-Asset Target 2045 Funds
Average	16.08	9.86	4.62	15,710
MSCI US Broad Market Index	18.67	14.26	7.72	21,034

For a benchmark description, see the Glossary.
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

20

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

21

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.2%)
Vanguard Total Stock Market Index Fund Investor Shares	175,406,810	11,055,891

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	416,461,612	7,317,231

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	133,211,861	1,432,028

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	55,435,397	603,691
Total Investment Companies (Cost $14,176,344)		20,408,841
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $6,235)	62,338	6,235
Total Investments (100.0%) (Cost $14,182,579)		20,415,076
Other Assets and Liabilities (0.0%)
Other Assets		41,283
Liabilities		(43,247)
		(1,964)
Net Assets (100%)
Applicable to 936,225,355 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		20,413,112
Net Asset Value Per Share		$21.80

22

Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	20,415,076
Receivables for Investment Securities Sold	12,172
Receivables for Accrued Income	3,305
Receivables for Capital Shares Issued	25,806
Total Assets	20,456,359
Liabilities
Payables for Investment Securities Purchased	18,305
Payables for Capital Shares Redeemed	24,942
Total Liabilities	43,247
Net Assets	20,413,112

At September 30, 2017, net assets consisted of:	Amount
($000)
Paid-in Capital	13,906,517
Undistributed Net Investment Income	265,300
Accumulated Net Realized Gains	8,798
Unrealized Appreciation (Depreciation)	6,232,497
Net Assets	20,413,112

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	402,343
Net Investment Income—Note B	402,343
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,218
Affiliated Investment Securities Sold	15,543
Realized Net Gain (Loss)	16,761
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,430,140
Net Increase (Decrease) in Net Assets Resulting from Operations	2,849,244

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	402,343	330,513
Realized Net Gain (Loss)	16,761	137,100
Change in Unrealized Appreciation (Depreciation)	2,430,140	1,271,291
Net Increase (Decrease) in Net Assets Resulting from Operations	2,849,244	1,738,904
Distributions
Net Investment Income	(323,102)	(302,945)
Realized Capital Gain[1]	(79,182)	(156,182)
Total Distributions	(402,284)	(459,127)
Capital Share Transactions
Issued	5,084,279	3,900,183
Issued in Lieu of Cash Distributions	397,131	451,577
Redeemed	(3,501,855)	(3,927,553)
Net Increase (Decrease) from Capital Share Transactions	1,979,555	424,207
Total Increase (Decrease)	4,426,515	1,703,984
Net Assets
Beginning of Period	15,986,597	14,282,613
End of Period[2]	20,413,112	15,986,597

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $6,807,000 and $14,912,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $265,300,000 and $207,956,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.12	$17.60	$18.61	$16.82	$14.61
Investment Operations
Net Investment Income	. 450[1]	.411	.406	.376	.350
Capital Gain Distributions Received	.001[1]	.002	.004	.001	.008
Net Realized and Unrealized Gain (Loss)
on Investments	2.696	1.692	(1.034)	1.747	2.173
Total from Investment Operations	3.147	2.105	(.624)	2.124	2.531
Distributions
Dividends from Net Investment Income	(.375)	(.386)	(.383)	(.334)	(.316)
Distributions from Realized Capital Gains	(.092)	(.199)	(.003)	—	(.005)
Total Distributions	(.467)	(.585)	(.386)	(.334)	(.321)
Net Asset Value, End of Period	$21.80	$19.12	$17.60	$18.61	$16.82

Total Return[2]	16.84%	12.16%	-3.49%	12.73%	17.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,413	$15,987	$14,283	$14,491	$11,441
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.43%	2.10%	2.17%	2.36%
Portfolio Turnover Rate	8%	13%	20%	7%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

27

Target Retirement 2045 Fund

period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $21,897,000 from undistributed net investment income and $508,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $274,098,000 of ordinary income available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $14,182,579,000. Net unrealized appreciation of investment securities for tax purposes was $6,232,497,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	253,488	216,385
Issued in Lieu of Cash Distributions	21,034	25,032
Redeemed	(174,328)	(216,842)
Net Increase (Decrease) in Shares Outstanding	100,194	24,575

28

Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	5,775	NA1	NA1	2	—	35	—	6,235
Vanguard Total
Bond Market II
Index Fund	1,130,351	612,620	283,384	(541)	(27,018)	30,316	1,218	1,432,028
Vanguard Total
International Bond
Index Fund	458,181	156,499	—	—	(10,989)	8,858	—	603,691
Vanguard Total
International Stock
Index Fund	5,745,381	977,379	418,905	5,912	1,007,464	180,112	—	7,317,231
Vanguard Total
Stock Market
Index Fund	8,646,434	1,615,013	676,409	10,170	1,460,683	183,022	—	11,055,891
Total	15,986,122	3,361,511	1,378,698	15,543	2,430,140	402,343	1,218	20,415,076
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

29

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VFIFX
30-Day SEC Yield	2.06%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	54.2%
Vanguard Total International Stock
Index Fund Investor Shares	35.9
Vanguard Total Bond Market II
Index Fund Investor Shares	7.0
Vanguard Total International Bond
Index Fund Investor Shares	2.9

Total Fund Volatility Measures
	Target 2050	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.92
Beta	0.97	0.85

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.15%.

30

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Target Retirement 2050 Fund*	16.84%	10.91%	5.78%	$17,532
Target 2050 Composite Index	17.01	11.16	5.92	17,777
Mixed-Asset Target 2050 Funds
Average	15.80	9.78	4.51	15,550
MSCI US Broad Market Index	18.67	14.26	7.72	21,034

For a benchmark description, see the Glossary.
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

31

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

32

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	115,125,408	7,256,355

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	273,875,704	4,811,996

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	87,575,076	941,432

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	36,295,509	395,258
Total Investment Companies (Cost $9,971,033)		13,405,041
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $6,411)	64,096	6,411
Total Investments (100.0%) (Cost $9,977,444)		13,411,452
Other Assets and Liabilities (0.0%)
Other Assets		44,234
Liabilities		(48,581)
		(4,347)
Net Assets (100%)
Applicable to 382,243,072 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		13,407,105
Net Asset Value Per Share		$35.07

33

Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	13,411,452
Receivables for Investment Securities Sold	22,185
Receivables for Accrued Income	2,169
Receivables for Capital Shares Issued	19,880
Total Assets	13,455,686
Liabilities
Payables for Investment Securities Purchased	14,170
Payables for Capital Shares Redeemed	34,411
Total Liabilities	48,581
Net Assets	13,407,105

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	9,796,069
Undistributed Net Investment Income	174,136
Accumulated Net Realized Gains	2,892
Unrealized Appreciation (Depreciation)	3,434,008
Net Assets	13,407,105

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	255,731
Net Investment Income—Note B	255,731
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	751
Affiliated Investment Securities Sold	7,846
Realized Net Gain (Loss)	8,597
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,550,560
Net Increase (Decrease) in Net Assets Resulting from Operations	1,814,888

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	255,731	191,973
Realized Net Gain (Loss)	8,597	25,508
Change in Unrealized Appreciation (Depreciation)	1,550,560	795,513
Net Increase (Decrease) in Net Assets Resulting from Operations	1,814,888	1,012,994
Distributions
Net Investment Income	(193,369)	(163,313)
Realized Capital Gain[1]	(11,266)	(24,567)
Total Distributions	(204,635)	(187,880)
Capital Share Transactions
Issued	4,182,146	3,089,676
Issued in Lieu of Cash Distributions	201,506	184,437
Redeemed	(2,220,595)	(2,358,228)
Net Increase (Decrease) from Capital Share Transactions	2,163,057	915,885
Total Increase (Decrease)	3,773,310	1,740,999
Net Assets
Beginning of Period	9,633,795	7,892,796
End of Period[2]	13,407,105	9,633,795

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $2,504,000 and $12,842,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $174,136,000 and $123,151,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.63	$27.95	$29.53	$26.69	$23.16
Investment Operations
Net Investment Income	.727[1]	.636	.623	.586	.539
Capital Gain Distributions Received	.002[1]	.003	.006	.001	.012
Net Realized and Unrealized Gain (Loss)
on Investments	4.332	2.714	(1.609)	2.771	3.473
Total from Investment Operations	5.061	3.353	(.980)	3.358	4.024
Distributions
Dividends from Net Investment Income	(.587)	(.585)	(.596)	(.518)	(.487)
Distributions from Realized Capital Gains	(.034)	(.088)	(.004)	—	(.007)
Total Distributions	(.621)	(.673)	(.600)	(.518)	(.494)
Net Asset Value, End of Period	$35.07	$30.63	$27.95	$29.53	$26.69

Total Return[2]	16.84%	12.14%	-3.46%	12.69%	17.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,407	$9,634	$7,893	$7,389	$5,355
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.24%	2.11%	2.19%	2.36%
Portfolio Turnover Rate	6%	12%	18%	7%	9%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

38

Target Retirement 2050 Fund

ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $11,377,000 from undistributed net investment income and $136,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $177,027,000 of ordinary income available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $9,977,444,000. Net unrealized appreciation of investment securities for tax purposes was $3,434,008,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	129,546	107,122
Issued in Lieu of Cash Distributions	6,635	6,382
Redeemed	(68,419)	(81,445)
Net Increase (Decrease) in Shares Outstanding	67,762	32,059

39

Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	7,485	NA1	NA1	—	—	30	—	6,411
Vanguard Total
Bond Market II
Index Fund	683,264	445,104	170,820	(652)	(15,464)	19,258	751	941,432
Vanguard Total
International Bond
Index Fund	274,376	127,327	—	—	(6,445)	5,490	—	395,258
Vanguard Total
International Stock
Index Fund	3,464,877	886,062	190,199	4,750	646,506	114,777	—	4,811,996
Vanguard Total
Stock Market
Index Fund	5,211,104	1,471,321	355,781	3,748	925,963	116,176	—	7,256,355
Total	9,641,106	2,929,814	716,800	7,846	1,550,560	255,731	751	13,411,452
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

40

Target Retirement 2055 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VFFVX
30-Day SEC Yield	2.05%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	54.1%
Vanguard Total International Stock
Index Fund Investor Shares	35.9
Vanguard Total Bond Market II
Index Fund Investor Shares	7.1
Vanguard Total International Bond
Index Fund Investor Shares	2.9

Total Fund Volatility Measures
	Target 2055	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.92
Beta	0.97	0.85

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.15%.

41

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 18, 2010, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(8/18/2010)	Investment
Target Retirement 2055 Fund*	16.86%	10.88%	11.27%	$21,381
• Target 2055 Composite Index	17.01	11.16	11.50	21,708
Spliced Mixed-Asset Target 2055+
Funds Average	16.62	10.13	10.28	20,066
MSCI US Broad Market Index	18.67	14.26	14.89	26,859

For a benchmark description, see the Glossary.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

42

Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): August 18, 2010, Through September 30, 2017

43

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Investor Shares	47,984,739	3,024,478

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	114,434,677	2,010,617

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	36,629,639	393,769

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	15,063,739	164,044
Total Investment Companies (Cost $4,659,734)		5,592,908
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $2,448)	24,476	2,448
Total Investments (99.9%) (Cost $4,662,182)		5,595,356
Other Assets and Liabilities (0.1%)
Other Assets		18,756
Liabilities		(14,144)
		4,612
Net Assets (100%)
Applicable to 147,463,322 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,599,968
Net Asset Value Per Share		$37.98

44

Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	5,595,356
Receivables for Accrued Income	903
Receivables for Investment Securities Sold	5,056
Receivables for Capital Shares Issued	12,797
Total Assets	5,614,112
Liabilities
Payables for Investment Securities Purchased	8,303
Payables for Capital Shares Redeemed	5,841
Total Liabilities	14,144
Net Assets	5,599,968

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	4,596,162
Undistributed Net Investment Income	71,775
Accumulated Net Realized Losses	(1,143)
Unrealized Appreciation (Depreciation)	933,174
Net Assets	5,599,968

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	100,282
Net Investment Income—Note B	100,282
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	278
Affiliated Investment Securities Sold	809
Realized Net Gain (Loss)	1,087
Change in Unrealized Appreciation (Depreciation) of Investment Securities	610,032
Net Increase (Decrease) in Net Assets Resulting from Operations	711,401

See accompanying Notes, which are an integral part of the Financial Statements.

46

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	100,282	62,698
Realized Net Gain (Loss)	1,087	5,634
Change in Unrealized Appreciation (Depreciation)	610,032	262,818
Net Increase (Decrease) in Net Assets Resulting from Operations	711,401	331,150
Distributions
Net Investment Income	(73,319)	(46,523)
Realized Capital Gain[1]	(224)	(1,255)
Total Distributions	(73,543)	(47,778)
Capital Share Transactions
Issued	2,324,300	1,535,226
Issued in Lieu of Cash Distributions	72,303	46,827
Redeemed	(833,493)	(745,024)
Net Increase (Decrease) from Capital Share Transactions	1,563,110	837,029
Total Increase (Decrease)	2,200,968	1,120,401
Net Assets
Beginning of Period	3,399,000	2,278,599
End of Period[2]	5,599,968	3,399,000

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $224,000 and $78,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $71,775,000 and $47,624,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2055 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$33.15	$30.14	$31.80	$28.67	$24.81
Investment Operations
Net Investment Income	.796[1]	.642	.631	.577	.641[1]
Capital Gain Distributions Received	.002[1]	.003	.005	.001	.011[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.688	2.974	(1.736)	3.033	3.668
Total from Investment Operations	5.486	3.619	(1.100)	3.611	4.320
Distributions
Dividends from Net Investment Income	(.654)	(.593)	(.554)	(.477)	(.447)
Distributions from Realized Capital Gains	(.002)	(.016)	(.006)	(.004)	(.013)
Total Distributions	(.656)	(.609)	(.560)	(.481)	(.460)
Net Asset Value, End of Period	$37.98	$33.15	$30.14	$31.80	$28.67

Total Return[2]	16.86%	12.13%	-3.58%	12.69%	17.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,600	$3,399	$2,279	$1,670	$915
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.27%	2.17%	2.22%	2.39
Portfolio Turnover Rate	5%	8%	18%	7%	9%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period

49

Target Retirement 2055 Fund

ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,812,000 from undistributed net income to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $71,776,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $885,000 to offset taxable capital gains realized during the year ended September 30, 2017. Capital losses of $1,144,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2017, the cost of investment securities for tax purposes was $4,662,182,000. Net unrealized appreciation of investment securities for tax purposes was $933,174,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

50

Target Retirement 2055 Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	66,428	49,206
Issued in Lieu of Cash Distributions	2,199	1,497
Redeemed	(23,689)	(23,777)
Net Increase (Decrease) in Shares Outstanding	44,938	26,926

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	4,193	NA1	NA1	(2)	—	31	—	2,448
Vanguard Total
Bond Market II
Index Fund	245,049	223,296	69,054	(338)	(5,184)	7,491	278	393,769
Vanguard Total
International Bond
Index Fund	95,263	70,962	—	—	(2,181)	2,090	—	164,044
Vanguard Total
International Stock
Index Fund	1,221,202	582,605	51,629	—	258,439	45,155	—	2,010,617
Vanguard Total
Stock Market
Index Fund	1,837,903	925,507	99,039	1,149	358,958	45,515	—	3,024,478
Total	3,403,610	1,802,370	219,722	809	610,032	100,282	278	5,595,356
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

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Target Retirement 2060 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTTSX
30-Day SEC Yield	2.05%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	54.1%
Vanguard Total International Stock
Index Fund Investor Shares	35.9
Vanguard Total Bond Market II
Index Fund Investor Shares	7.0
Vanguard Total International Bond
Index Fund Investor Shares	3.0

Total Fund Volatility Measures
	Target 2060	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.92
Beta	0.98	0.85

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.15%.

52

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2012, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/19/2012)	Investment
Target Retirement 2060 Fund*	16.84%	10.87%	11.10%	$18,211
Target 2060 Composite Index	17.01	11.16	11.36	18,458
Spliced Mixed-Asset Target 2055+
Funds Average	16.62	10.13	10.29	17,471
MSCI US Broad Market Index	18.67	14.26	14.45	21,568

For a benchmark description, see the Glossary.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.
53

Target Retirement 2060 Fund

Fiscal-Year Total Returns (%): January 19, 2012, Through September 30, 2017

54

Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	17,859,060	1,125,657

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	42,518,191	747,045

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	13,620,782	146,423

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Investor Shares	5,597,792	60,960
Total Investment Companies (Cost $1,783,307)		2,080,085
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $1,175)	11,743	1,174
Total Investments (100.0%) (Cost $1,784,482)		2,081,259
Other Assets and Liabilities (0.0%)
Other Assets		7,089
Liabilities		(7,830)
		(741)
Net Assets (100%)
Applicable to 62,082,187 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,080,518
Net Asset Value Per Share		$33.51

55

Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	2,081,259
Receivables for Accrued Income	335
Receivables for Investment Securities Sold	2,058
Receivables for Capital Shares Issued	4,696
Total Assets	2,088,348
Liabilities
Payables for Investment Securities Purchased	4,766
Payables for Capital Shares Redeemed	3,064
Total Liabilities	7,830
Net Assets	2,080,518

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,758,022
Undistributed Net Investment Income	25,857
Accumulated Net Realized Losses	(138)
Unrealized Appreciation (Depreciation)	296,777
Net Assets	2,080,518

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	35,708
Net Investment Income—Note B	35,708
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	95
Affiliated Investment Securities Sold	81
Realized Net Gain (Loss)	176
Change in Unrealized Appreciation (Depreciation) of Investment Securities	216,221
Net Increase (Decrease) in Net Assets Resulting from Operations	252,105

See accompanying Notes, which are an integral part of the Financial Statements.

57

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,708	20,971
Realized Net Gain (Loss)	176	893
Change in Unrealized Appreciation (Depreciation)	216,221	88,315
Net Increase (Decrease) in Net Assets Resulting from Operations	252,105	110,179
Distributions
Net Investment Income	(24,622)	(14,861)
Realized Capital Gain[1]	(77)	(591)
Total Distributions	(24,699)	(15,452)
Capital Share Transactions
Issued	1,001,387	553,901
Issued in Lieu of Cash Distributions	24,164	15,145
Redeemed	(315,380)	(254,153)
Net Increase (Decrease) from Capital Share Transactions	710,171	314,893
Total Increase (Decrease)	937,577	409,620
Net Assets
Beginning of Period	1,142,941	733,321
End of Period[2]	2,080,518	1,142,941

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $77,000 and $325,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $25,857,000 and $15,940,000.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Target Retirement 2060 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.25	$26.58	$28.03	$25.21	$21.74
Investment Operations
Net Investment Income	.708[1]	.555	.540	.615[1]	. 581[1]
Capital Gain Distributions Received	.002[1]	.003	.004	.001[1]	.007[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.126	2.635	(1.523)	2.572	3.203
Total from Investment Operations	4.836	3.193	(.979)	3.188	3.791
Distributions
Dividends from Net Investment Income	(.574)	(.503)	(.464)	(.367)	(.315)
Distributions from Realized Capital Gains	(.002)	(.020)	(.007)	(.001)	(.006)
Total Distributions	(.576)	(.523)	(.471)	(.368)	(.321)
Net Asset Value, End of Period	$33.51	$29.25	$26.58	$28.03	$25.21

Total Return[2]	16.84%	12.13%	-3.61%	12.72%	17.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,081	$1,143	$733	$485	$217
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.16%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.28%	2.19%	2.25%	2.45%
Portfolio Turnover Rate	4%	6%	21%	11%	10%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the

60

Target Retirement 2060 Fund

period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,169,000 from undistributed net investment income to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $25,856,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $108,000 to offset taxable capital gains realized during the year ended September 30, 2017. Capital losses of $137,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2017, the cost of investment securities for tax purposes was $1,784,482,000. Net unrealized appreciation of investment securities for tax purposes was $296,777,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

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Target Retirement 2060 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	32,339	20,147
Issued in Lieu of Cash Distributions	833	549
Redeemed	(10,161)	(9,210)
Net Increase (Decrease) in Shares Outstanding	23,011	11,486

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	893	NA1	NA1	—	—	10	—	1,174
Vanguard Total
Bond Market II
Index Fund	82,405	89,896	24,111	(113)	(1,654)	2,658	95	146,423
Vanguard Total
International
Bond Index Fund	32,213	29,463	—	—	(716)	719	—	60,960
Vanguard Total
International
Stock Index Fund	411,442	251,987	8,535	—	92,151	16,129	—	747,045
Vanguard Total
Stock Market
Index Fund	617,141	405,006	23,124	194	126,440	16,192	—	1,125,657
Total	1,144,094	776,352	55,770	81	216,221	35,708	95	2,081,259
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

62

Target Retirement 2065 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VLXVX
30-Day SEC Yield	2.05%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Investor Shares	53.9%
Vanguard Total International Stock
Index Fund Investor Shares	36.1
Vanguard Total Bond Market II
Index Fund Investor Shares	7.0
Vanguard Total International Bond
Index Fund Investor Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2065 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the annualized acquired fund fees and expenses were 0.15%.

63

Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: July 12, 2017, Through September 30, 2017

Initial Investment of $10,000

	Total Returns
	Period Ended September 30, 2017
	Since	Final Value
	Inception	of a $10,000
	(7/12/2017)	Investment
Target Retirement 2065 Fund*	3.95%	$10,395
Target 2065 Composite Index	3.84	10,384
Spliced Mixed-Asset Target 2055+
Funds Average	3.85	10,385
MSCI US Broad Market Index	3.66	10,366

For a benchmark description, see the Glossary.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

64

Target Retirement 2065 Fund

Fiscal-Period Total Returns (%): July 12, 2017, Through September 30, 2017

65

Target Retirement 2065 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.2%)
U.S. Stock Fund (53.5%)
Vanguard Total Stock Market Index Fund Investor Shares	161,278	10,166

International Stock Fund (35.8%)
Vanguard Total International Stock Index Fund Investor Shares	386,861	6,797

U.S. Bond Funds (6.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	122,341	1,315

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	51,771	564
Total Investment Companies (Cost $18,504)		18,842
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $101)	1,010	101
Total Investments (99.7%) (Cost $18,605)		18,943
Other Assets and Liabilities (0.3%)
Other Assets		206
Liabilities		(156)
		50
Net Assets (100%)
Applicable to 913,488 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		18,993
Net Asset Value Per Share		$20.79

66

Target Retirement 2065 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	18,943
Receivables for Accrued Income	3
Receivables for Capital Shares Issued	203
Total Assets	19,149
Liabilities
Payables for Investment Securities Purchased	145
Payables for Capital Shares Redeemed	11
Total Liabilities	156
Net Assets	18,993

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	18,592
Undistributed Net Investment Income	73
Accumulated Net Realized Losses	(10)
Unrealized Appreciation (Depreciation)	338
Net Assets	18,993

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

67

Target Retirement 2065 Fund

Statement of Operations

July 12, 2017[1] to
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	73
Net Investment Income—Note B	73
Realized Net Gain (Loss)
Affiliated Investment Securities Sold	(12)
Futures Contracts	2
Realized Net Gain (Loss)	(10)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	338
Net Increase (Decrease) in Net Assets Resulting from Operations	401
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

68

Target Retirement 2065 Fund

Statement of Changes in Net Assets

July 12, 2017[1] to
September 30, 2017
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	73
Realized Net Gain (Loss)	(10)
Change in Unrealized Appreciation (Depreciation)	338
Net Increase (Decrease) in Net Assets Resulting from Operations	401
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	19,735
Issued in Lieu of Cash Distributions	—
Redeemed	(1,143)
Net Increase (Decrease) from Capital Share Transactions	18,592
Total Increase (Decrease)	18,993
Net Assets
Beginning of Period	—
End of Period[2]	18,993

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $73,000.

See accompanying Notes, which are an integral part of the Financial Statements.

69

Target Retirement 2065 Fund

Financial Highlights

July 12, 2017[1] to
For a Share Outstanding Throughout the Period	September 30, 2017
Net Asset Value, Beginning of Period	20.00
Investment Operations
Net Investment Income[2]	.150
Capital Gain Distributions Received [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.640
Total from Investment Operations	.790
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$20.79

Total Return [3]	3.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.15%[4]
Ratio of Net Investment Income to Average Net Assets	3.30%[4]
Portfolio Turnover Rate	29%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

70

Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax period ended September 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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Target Retirement 2065 Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

72

Target Retirement 2065 Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2017, the fund had $73,000 of ordinary income available for distribution. The fund had available capital losses totaling $10,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2017, the cost of investment securities for tax purposes was $18,605,000. Net unrealized appreciation of investment securities for tax purposes was $338,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
July 12, 2017[1] to
September 30, 2017
Shares
(000)
Issued	969
Issued in Lieu of Cash Distributions	—
Redeemed	(56)
Net Increase (Decrease) in Shares Outstanding	913
1 Inception.

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Target Retirement 2065 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA2	NA [2]	—	—	—	—	101
Vanguard Total
Bond Market II
Index Fund	—	1,420	102	—	(3)	4	—	1,315
Vanguard Total
International Bond
Index Fund	—	608	44	—	—	—	—	564
Vanguard Total
International Stock Index
Fund Investor Shares	—	7,211	524	(3)	113	32	—	6,797
Vanguard Total
International Stock
Index Fund ETF Shares[3]	—	583	583	—	—	—	—	—
Vanguard Total Stock
Market Index Fund
Investor Shares	—	10,682	735	(9)	228	37	—	10,166
Vanguard Total
Stock Market Index
Fund ETF Shares[3]	—	1,480	1,480	—	—	—	—	—
Total	—	21,984	3,468	(12)	338	73	—	18,943

1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.
3 The fund invested in ETF shares during the period, but sold their positions before the period end.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund and Vanguard Target Retirement 2065 Fund In our opinion, the accompanying statements of net assets and statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund and Vanguard Target Retirement 2065 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) as of September 30, 2017, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund and Vanguard Target Retirement 2060 Fund, and the results of operations, the changes in net assets and the financial highlights for the period July 12, 2017 (commencement of operations) through September 30, 2017 for Vanguard Target Retirement 2065 Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2017

75

Special 2017 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2040 Fund	62,104
Target Retirement 2045 Fund	72,375
Target Retirement 2050 Fund	8,763
Target Retirement 2055 Fund	—
Target Retirement 2060 Fund	—
Target Retirement 2065 Fund	—

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Target Retirement 2040 Fund	255,055
Target Retirement 2045 Fund	240,162
Target Retirement 2050 Fund	143,886
Target Retirement 2055 Fund	54,638
Target Retirement 2060 Fund	18,351
Target Retirement 2065 Fund	—

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2040 Fund	37.2%
Target Retirement 2045 Fund	38.3
Target Retirement 2050 Fund	38.7
Target Retirement 2055 Fund	39.1
Target Retirement 2060 Fund	39.1
Target Retirement 2065 Fund	44.9

76

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Target Retirement 2040 Fund	215,930	13,523
Target Retirement 2045 Fund	201,361	12,751
Target Retirement 2050 Fund	128,145	8,125
Target Retirement 2055 Fund	50,330	3,196
Target Retirement 2060 Fund	17,947	1,142
Target Retirement 2065 Fund	—	—

Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

77

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Target Retirement 2040 Fund
Returns Before Taxes	16.26%	10.80%	5.73%
Returns After Taxes on Distributions	15.52	10.18	5.21
Returns After Taxes on Distributions and Sale of Fund Shares	9.53	8.44	4.45

	One	Five	Ten
	Year	Years	Years
Target Retirement 2045 Fund
Returns Before Taxes	16.84%	10.91%	5.77%
Returns After Taxes on Distributions	16.09	10.26	5.22
Returns After Taxes on Distributions and Sale of Fund Shares	9.88	8.53	4.48

	One	Five	Ten
	Year	Years	Years
Target Retirement 2050 Fund
Returns Before Taxes	16.84%	10.91%	5.78%
Returns After Taxes on Distributions	16.21	10.34	5.27
Returns After Taxes on Distributions and Sale of Fund Shares	9.82	8.54	4.49

78

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2017

			Since
	One	Five	Inception
	Year	Years	(8/18/2010)
Target Retirement 2055 Fund
Returns Before Taxes	16.86%	10.88%	11.27%
Returns After Taxes on Distributions	16.24	10.38	10.82
Returns After Taxes on Distributions and Sale of Fund Shares	9.82	8.54	9.05

			Since
	One	Five	Inception
	Year	Years	(1/19/2012)
Target Retirement 2060 Fund
Returns Before Taxes	16.84%	10.87%	11.10%
Returns After Taxes on Distributions	16.22	10.41	10.69
Returns After Taxes on Distributions and Sale of Fund Shares	9.81	8.54	8.80

The Target Retirement 2065 Fund is not listed because the fund has operated for less than one year.

79

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

80

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Target Retirement 2040 Fund[1]	$1,000.00	$1,162.57	$0.81
Target Retirement 2045 Fund[1]	$1,000.00	$1,168.36	$0.82
Target Retirement 2050 Fund[1]	$1,000.00	$1,168.38	$0.82
Target Retirement 2055 Fund[1]	$1,000.00	$1,168.56	$0.82
Target Retirement 2060 Fund[1]	$1,000.00	$1,168.38	$0.82
Target Retirement 2065 Fund[2]	$1,000.00	$1,039.50	$0.34
Based on Hypothetical 5% Yearly Return
Target Retirement 2040 Fund[1]	$1,000.00	$1,024.32	$0.76
Target Retirement 2045 Fund[1]	$1,000.00	$1,024.32	$0.76
Target Retirement 2050 Fund[1]	$1,000.00	$1,024.32	$0.76
Target Retirement 2055 Fund[1]	$1,000.00	$1,024.32	$0.76
Target Retirement 2060 Fund[1]	$1,000.00	$1,024.32	$0.76
Target Retirement 2065 Fund[2]	$1,000.00	$1,010.63	$0.33

1 The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.15%, 0.15%, 0.15%, 0.15%, and 0.15%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

2 The calculation is based on the acquired fund fees and expenses for the most recent six-month period. The fund’s annualized expense figure for the period is 0.15%. The dollar amount shown as ”Expenses Paid” is equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the period since inception July 12, 2017, to September 30, 2017, then divided by the number of days in the 12-month period (81/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target 2055+ Funds Average: Mixed-Asset Target 2050 Funds Average through August 31, 2013; Mixed-Asset Target 2055+ Funds Average thereafter.

82

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

83

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2065 Composite Index: Derived by applying the Target Retirement 2065 Fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

84

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund and the Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

85

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112017

Annual Report | September 30, 2017

Vanguard Institutional Target
Retirement Funds
Vanguard Institutional Target Retirement Income Fund
Vanguard Institutional Target Retirement 2015 Fund
Vanguard Institutional Target Retirement 2020 Fund
Vanguard Institutional Target Retirement 2025 Fund
Vanguard Institutional Target Retirement 2030 Fund
Vanguard Institutional Target Retirement 2035 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Institutional Target Retirement Income Fund.	7
Institutional Target Retirement 2015 Fund.	19
Institutional Target Retirement 2020 Fund.	31
Institutional Target Retirement 2025 Fund.	42
Institutional Target Retirement 2030 Fund.	54
Institutional Target Retirement 2035 Fund.	65
About Your Fund’s Expenses.	80
Glossary.	82

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2017, the six Vanguard Institutional Target Retirement Funds covered in this report recorded returns ranging from 5.30% for the Target Retirement Income Fund to 14.85% for the Target Retirement 2035 Fund. (The funds with retirement dates of 2040 through 2065 are covered in a separate report.)

• Each fund posted returns that were in line with those of its benchmark after expenses. And each fund except the Institutional Target Retirement Income Fund and the Institutional Target Retirement 2015 Fund surpassed the average return of its peers.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates.

• Please note, during the third quarter the Institutional Target Retirement 2010 Fund was merged with the Institutional Target Retirement Income Fund, as their asset allocations became identical.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Institutional Target Retirement Income Fund	5.30%
Target Income Composite Index	5.44
Mixed-Asset Target Today Funds Average	5.95
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2015 Fund	8.02%
Target 2015 Composite Index	8.16
Mixed-Asset Target 2015 Funds Average	8.04
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2020 Fund	10.17%
Target 2020 Composite Index	10.32
Mixed-Asset Target 2020 Funds Average	8.26
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2025 Fund	11.85%
Target 2025 Composite Index	11.97
Mixed-Asset Target 2025 Funds Average	10.44
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Institutional Target Retirement 2030 Fund	13.27%
Target 2030 Composite Index	13.44
Mixed-Asset Target 2030 Funds Average	12.14
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2035 Fund	14.85%
Target 2035 Composite Index	14.94
Mixed-Asset Target 2035 Funds Average	14.35
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

2

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Institutional Target Retirement Income Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VITRX
30-Day SEC Yield	1.87%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II
Index Fund Investor Shares	37.7%
Vanguard Total Stock Market Index
Fund Institutional Shares	18.1
Vanguard Short-Term
Inflation-Protected Securities Index
Fund Admiral Shares	16.7
Vanguard Total International Bond
Index Fund Admiral Shares	15.5
Vanguard Total International Stock
Index Fund Investor Shares	12.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the annualized acquired fund fees and expenses were 0.09%.

7

Institutional Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement Income
Fund*	5.30%	4.55%	$110,599,325
Target Income Composite Index	5.44	4.68	110,912,895
Mixed-Asset Target Today Funds
Average	5.95	4.24	109,854,353
Bloomberg Barclays U.S. Aggregate
Bond Index	0.07	3.13	107,232,572

For a benchmark description, see the Glossary.
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Institutional Target Retirement Income Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

9

Institutional Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (18.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	14,453,855	911,460

International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	34,204,705	600,976

U.S. Bond Funds (54.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	176,330,147	1,895,549
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares	33,950,651	841,637
		2,737,186
International Bond Fund (15.5%)
Vanguard Total International Bond Index Fund Admiral Shares	35,792,465	779,202
Total Investment Companies (Cost $4,748,773)		5,028,824
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $1,358)	13,575	1,358
Total Investments (99.8%) (Cost $4,750,131)		5,030,182
Other Assets and Liabilities (0.2%)
Other Assets		52,719
Liabilities		(43,910)
		8,809
Net Assets (100%)
Applicable to 236,872,312 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,038,991
Net Asset Value Per Share		$21.27

10

Institutional Target Retirement Income Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	5,030,182
Receivables for Accrued Income	4,419
Receivables for Capital Shares Issued	48,295
Other Assets	5
Total Assets	5,082,901
Liabilities
Payables for Investment Securities Purchased	22,044
Payables for Capital Shares Redeemed	21,866
Total Liabilities	43,910
Net Assets	5,038,991

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	4,756,163
Undistributed Net Investment Income	2,096
Accumulated Net Realized Gains	681
Unrealized Appreciation (Depreciation)	280,051
Net Assets	5,038,991

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	55,222
Other Income	33
Net Investment Income—Note B	55,255
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	844
Affiliated Investment Securities Sold	1,655
Realized Net Gain (Loss)	2,499
Change in Unrealized Appreciation (Depreciation) of Investment Securities	99,003
Net Increase (Decrease) in Net Assets Resulting from Operations	156,757

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,255	28,797
Realized Net Gain (Loss)	2,499	661
Change in Unrealized Appreciation (Depreciation)	99,003	87,221
Net Increase (Decrease) in Net Assets Resulting from Operations	156,757	116,679
Distributions
Net Investment Income	(54,657)	(27,795)
Realized Capital Gain[1]	(952)	(68)
Total Distributions	(55,609)	(27,863)
Capital Share Transactions
Issued	1,997,355	1,311,304
Issued in Connection with Acquisition of
Vanguard Institutional Target Retirement 2010 Fund—Note F	1,874,542	—
Issued in Lieu of Cash Distributions	55,149	27,701
Redeemed	(1,019,703)	(240,274)
Net Increase (Decrease) from Capital Share Transactions	2,907,343	1,098,731
Total Increase (Decrease)	3,008,491	1,187,547
Net Assets
Beginning of Period	2,030,500	842,953
End of Period[2]	5,038,991	2,030,500

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $688,000 and $68,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,096,000 and $1,498,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement Income Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.60	$19.46	$20.00
Investment Operations
Net Investment Income	. 404 [2]	.341	.111[2]
Capital Gain Distributions Received	.006 [2]	.010	—
Net Realized and Unrealized Gain (Loss) on Investments	.667	1.127	(.599)
Total from Investment Operations	1.077	1.478	(.488)
Distributions
Dividends from Net Investment Income	(.398)	(.337)	(.052)
Distributions from Realized Capital Gains	(.009)	(.001)	—
Total Distributions	(.407)	(.338)	(.052)
Net Asset Value, End of Period	$21.27	$20.60	$19.46

Total Return	5.30%	7.66%	-2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,039	$2,031	$843
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	1.94%	1.83%	1.99%[3]
Portfolio Turnover Rate	7%	7%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Institutional Target Retirement Income Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

15

Institutional Target Retirement Income Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2017, the fund had $2,382,000 of ordinary income and $395,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $4,750,131,000. Net unrealized appreciation of investment securities for tax purposes was $280,051,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

16

Institutional Target Retirement Income Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	95,617	65,895
Issued in Connection with Acquisition of Vanguard Institutional
Target Retirement 2010 Fund	88,677	—
Issued in Lieu of Cash Distributions	2,657	1,381
Redeemed	(48,625)	(12,038)
Net Increase (Decrease) in Shares Outstanding	138,326	55,238

At September 30, 2017, one shareholder was the record or beneficial owner of 29% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. On July 21, 2017, the fund acquired all the net assets of Vanguard Institutional Target Retirement 2010 Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 88,677,000 shares of the fund for 89,056,000 shares of the Vanguard Institutional Target Retirement 2010 Fund outstanding as of the close of business on July 21, 2017. The Vanguard Institutional Target Retirement 2010 Fund’s net assets as of the close of business on July 21, 2017, of $1,874,542,000, including $111,122,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $2,936,988,000. The net assets of the fund immediately following the acquisition were $4,811,530,000.

Assuming that the acquisition had been completed on October 1, 2016, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended September 30, 2017, would be:

($000)
Net Investment Income	86,895
Realized Net Gain (Loss)	10,268
Change in Unrealized Appreciation (Depreciation)	146,955
Net Increase (Decrease) in Net Assets Resulting from Operations	244,118

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2010 Fund that have been included in the fund’s statement of operations since July 21, 2017.

17

Institutional Target Retirement Income Fund

G. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA1	NA1	—	—	4	—	1,358
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	338,055	508,711	9,267	—	4,138	2,620	—	841,637
Vanguard Total
Bond Market II
Index Fund	750,039	1,254,648	92,814	—	(16,324)	25,354	844	1,895,549
Vanguard Total
International Bond
Index Fund	328,408	454,542	2,401	—	(1,347)	7,254	—	779,202
Vanguard Total
International Stock
Index Fund	242,762	301,861	31,067	114	87,306	9,583	—	600,976
Vanguard Total Stock
Market Index Fund	365,313	483,817	75,563	1,541	136,352	10,407	—	911,460
Total	2,024,577	3,003,579 [2]	211,112	1,655	210,125[2]	55,222	844	5,030,182

1 Not applicable—purchases and sales are for temporary cash investment purposes.

2 Includes securities of $1,754,030,000 and unrealized appreciation of $111,122,000 related to the acquisition of the Vanguard Institutional Target Retirement 2010 Fund. See Note F.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

18

Institutional Target Retirement 2015 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VITVX
30-Day SEC Yield	1.95%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II
Index Fund Investor Shares	32.1%
Vanguard Total Stock Market Index
Fund Institutional Shares	26.1
Vanguard Total International Stock
Index Fund Investor Shares	17.4
Vanguard Total International Bond
Index Fund Admiral Shares	13.4
Vanguard Short-Term
Inflation-Protected Securities Index
Fund Admiral Shares	11.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the annualized acquired fund fees and expenses were 0.09%.

19

Institutional Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2015
Fund*	8.02%	5.28%	$112,354,297
Target 2015 Composite Index	8.16	5.44	112,723,969
Mixed-Asset Target 2015 Funds
Average	8.04	4.86	111,347,662
MSCI US Broad Market Index	18.67	10.09	124,295,206

For a benchmark description, see the Glossary.
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

20

Institutional Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

21

Institutional Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (26.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	31,503,750	1,986,626

International Stock Fund (17.4%)
Vanguard Total International Stock Index Fund Investor Shares	75,333,309	1,323,606

U.S. Bond Funds (43.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	227,166,972	2,442,045
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares	33,700,391	835,433
		3,277,478
International Bond Fund (13.4%)
Vanguard Total International Bond Index Fund Admiral Shares	46,785,696	1,018,525
Total Investment Companies (Cost $6,994,328)		7,606,235
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $1)	14	1
Total Investments (99.9%) (Cost $6,994,329)		7,606,236
Other Assets and Liabilities (0.1%)
Other Assets		57,098
Liabilities		(49,114)
		7,984
Net Assets (100%)
Applicable to 348,156,852 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,614,220
Net Asset Value Per Share		$21.87

22

Institutional Target Retirement 2015 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	7,606,236
Receivables for Investment Securities Sold	9,817
Receivables for Accrued Income	5,726
Receivables for Capital Shares Issued	41,555
Total Assets	7,663,334
Liabilities
Payables for Investment Securities Purchased	7,825
Payables for Capital Shares Redeemed	37,371
Other Liabilities	3,918
Total Liabilities	49,114
Net Assets	7,614,220

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,903,956
Undistributed Net Investment Income	92,190
Accumulated Net Realized Gains	6,167
Unrealized Appreciation (Depreciation)	611,907
Net Assets	7,614,220

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	141,091
Net Investment Income—Note B	141,091
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,041
Affiliated Investment Securities Sold	6,498
Futures Contracts	15
Realized Net Gain (Loss)	8,554
Change in Unrealized Appreciation (Depreciation) of Investment Securities	393,230
Net Increase (Decrease) in Net Assets Resulting from Operations	542,875

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	141,091	97,172
Realized Net Gain (Loss)	8,554	1,159
Change in Unrealized Appreciation (Depreciation)	393,230	317,514
Net Increase (Decrease) in Net Assets Resulting from Operations	542,875	415,845
Distributions
Net Investment Income	(115,625)	(31,436)
Realized Capital Gain[1]	(3,156)	(207)
Total Distributions	(118,781)	(31,643)
Capital Share Transactions
Issued	2,199,372	3,476,404
Issued in Lieu of Cash Distributions	118,060	31,604
Redeemed	(1,150,053)	(659,666)
Net Increase (Decrease) from Capital Share Transactions	1,167,379	2,848,342
Total Increase (Decrease)	1,591,473	3,232,544
Net Assets
Beginning of Period	6,022,747	2,790,203
End of Period[2]	7,614,220	6,022,747

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,791,000 and $207,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $92,190,000 and $72,225,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Institutional Target Retirement 2015 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.64	$19.06	$20.00
Investment Operations
Net Investment Income	. 433 [2]	.345	.124[2]
Capital Gain Distributions Received	.006 [2]	.008	—
Net Realized and Unrealized Gain (Loss) on Investments	1.182	1.380	(1.064)
Total from Investment Operations	1.621	1.733	(.940)
Distributions
Dividends from Net Investment Income	(.381)	(.152)	—
Distributions from Realized Capital Gains	(.010)	(.001)	—
Total Distributions	(.391)	(.153)	—
Net Asset Value, End of Period	$21.87	$20.64	$19.06

Total Return	8.02%	9.14%	-4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,614	$6,023	$2,790
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.07%	2.04%	2.21%[3]
Portfolio Turnover Rate	10%	10%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Institutional Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the

27

Institutional Target Retirement 2015 Fund

fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

28

Institutional Target Retirement 2015 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,501,000 from undistributed net investment income and $251,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $94,715,000 of ordinary income and $3,642,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $6,994,329,000. Net unrealized appreciation of investment securities for tax purposes was $611,907,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	105,356	177,151
Issued in Lieu of Cash Distributions	5,871	1,623
Redeemed	(54,838)	(33,396)
Net Increase (Decrease) in Shares Outstanding	56,389	145,378

At September 30, 2017, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

29

Institutional Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	56	NA1	NA1	—	—	7	—	1
Vanguard Short-Term
Inflation-Protected
Securities	583,720	269,197	15,995	—	(1,489)	4,544	—	835,433
Vanguard Total
Bond Market II
Index Fund	1,852,305	839,792	205,140	—	(44,912)	51,381	2,041	2,442,045
Vanguard Total
International Bond
Index Fund	813,923	233,940	9,769	—	(19,569)	15,216	—	1,018,525
Vanguard Total
International Stock
Index Fund	1,106,773	173,692	145,252	796	187,597	33,730	—	1,323,606
Vanguard Total
Stock Market
Index Fund	1,656,707	326,677	274,063	5,702	271,603	36,213	—	1,986,626
Total	6,013,484	1,843,298	650,219	6,498	393,230	141,091	2,041	7,606,236
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

30

Institutional Target Retirement 2020 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VITWX
30-Day SEC Yield	2.05%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	33.3%
Vanguard Total Bond Market II
Index Fund Investor Shares	28.8
Vanguard Total International Stock
Index Fund Investor Shares	22.0
Vanguard Total International Bond
Index Fund Admiral Shares	12.1
Vanguard Short-Term
Inflation-Protected Securities Index
Fund Admiral Shares	3.8

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the annualized acquired fund fees and expenses were 0.09%.

31

Institutional Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2020
Fund*	10.17%	6.09%	$114,325,588
Target 2020 Composite Index	10.32	6.26	114,736,921
Mixed-Asset Target 2020 Funds
Average	8.26	4.67	110,890,435
MSCI US Broad Market Index	18.67	10.09	124,295,206

For a benchmark description, see the Glossary.

Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

32

Institutional Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

33

Institutional Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (33.3%)
Vanguard Total Stock Market Index Fund Institutional Shares	92,791,412	5,851,427

International Stock Fund (22.0%)
Vanguard Total International Stock Index Fund Investor Shares	219,811,689	3,862,091

U.S. Bond Funds (32.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	471,247,472	5,065,910
Vanguard Short-Term Inflation-Protected Securities Index Fund
Admiral Shares	27,025,326	669,958
		5,735,868
International Bond Fund (12.1%)
Vanguard Total International Bond Index Fund Admiral Shares	97,830,241	2,129,764
Total Investment Companies (Cost $15,975,887)		17,579,150
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $972)	9,724	973
Total Investments (100.0%) (Cost $15,976,859)		17,580,123
Other Assets and Liabilities (0.0%)
Other Assets		197,699
Liabilities		(191,016)
		6,683
Net Assets (100%)
Applicable to 791,063,560 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,586,806
Net Asset Value Per Share		$22.23

34

Institutional Target Retirement 2020 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	17,580,123
Receivables for Investment Securities Sold	23,731
Receivables for Accrued Income	11,826
Receivables for Capital Shares Issued	162,142
Total Assets	17,777,822
Liabilities
Payables for Investment Securities Purchased	110,753
Payables for Capital Shares Redeemed	80,263
Total Liabilities	191,016
Net Assets	17,586,806

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	15,752,422
Undistributed Net Investment Income	225,478
Accumulated Net Realized Gains	5,642
Unrealized Appreciation (Depreciation)	1,603,264
Net Assets	17,586,806

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Institutional Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	319,434
Other Income	73
Net Investment Income—Note B	319,507
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,757
Affiliated Investment Securities Sold	4,824
Realized Net Gain (Loss)	8,581
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,148,562
Net Increase (Decrease) in Net Assets Resulting from Operations	1,476,650

See accompanying Notes, which are an integral part of the Financial Statements.

36

Institutional Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	319,507	197,155
Realized Net Gain (Loss)	8,581	3,648
Change in Unrealized Appreciation (Depreciation)	1,148,562	650,773
Net Increase (Decrease) in Net Assets Resulting from Operations	1,476,650	851,576
Distributions
Net Investment Income	(237,390)	(60,615)
Realized Capital Gain[1]	(5,950)	(748)
Total Distributions	(243,340)	(61,363)
Capital Share Transactions
Issued	5,982,661	6,547,919
Issued in Lieu of Cash Distributions	241,218	61,249
Redeemed	(1,483,882)	(621,147)
Net Increase (Decrease) from Capital Share Transactions	4,739,997	5,988,021
Total Increase (Decrease)	5,973,307	6,778,234
Net Assets
Beginning of Period	11,613,499	4,835,265
End of Period[2]	17,586,806	11,613,499

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,279,000 and $374,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $225,478,000 and $151,271,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Institutional Target Retirement 2020 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.58	$18.84	$20.00
Investment Operations
Net Investment Income[2]	.464	.444	.138
Capital Gain Distributions Received [2]	.005	.007	—
Net Realized and Unrealized Gain (Loss) on Investments	1.582	1.453	(1.298)
Total from Investment Operations	2.051	1.904	(1.160)
Distributions
Dividends from Net Investment Income	(.391)	(.162)	—
Distributions from Realized Capital Gains	(.010)	(.002)	—
Total Distributions	(.401)	(.164)	—
Net Asset Value, End of Period	$22.23	$20.58	$18.84

Total Return	10.17%	10.16%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,587	$11,613	$4,835
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.20%	2.25%	2.48%[3]
Portfolio Turnover Rate	6%	5%	2%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Institutional Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to

39

Institutional Target Retirement 2020 Fund

Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $7,910,000 from undistributed net investment income and $144,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $230,023,000 of ordinary income and $1,097,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $15,976,859,000. Net unrealized appreciation of investment securities for tax purposes was $1,603,264,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

40

Institutional Target Retirement 2020 Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	284,709	336,206
Issued in Lieu of Cash Distributions	11,995	3,164
Redeemed	(69,990)	(31,724)
Net Increase (Decrease) in Shares Outstanding	226,714	307,646

At September 30, 2017, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2	NA1	NA1	(1)	—	14	—	973
Vanguard Short-Term
Inflation-Protected
Securities Index
Fund	259,311	416,359	5,809	—	97	2,169	—	669,958
Vanguard Total
Bond Market II
Index Fund	3,278,731	2,184,525	322,041	(715)	(74,590)	99,424	3,757	5,065,910
Vanguard Total
International Bond
Index Fund	1,427,024	736,238	—	—	(33,498)	28,495	—	2,129,764
Vanguard Total
International
Stock Index Fund	2,641,993	804,159	106,503	1,188	521,254	91,508	—	3,862,091
Vanguard Total
Stock Market
Index Fund	3,981,250	1,503,984	373,458	4,352	735,299	97,824	—	5,851,427
Total	11,588,311	5,645,265	807,811	4,824	1,148,562	319,434	3,757	17,580,123
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

41

Institutional Target Retirement 2025 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VRIVX
30-Day SEC Yield	2.11%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	38.7%
Vanguard Total Bond Market II
Index Fund Investor Shares	25.4
Vanguard Total International Stock
Index Fund Investor Shares	25.4
Vanguard Total International Bond
Index Fund Admiral Shares	10.5

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the annualized acquired fund fees and expenses were 0.09%.

42

Institutional Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2025
Fund*	11.85%	6.59%	$115,525,415
Target 2025 Composite Index	11.97	6.74	115,909,442
Mixed-Asset Target 2025 Funds
Average	10.44	5.47	112,813,667
MSCI US Broad Market Index	18.67	10.09	124,295,206

For a benchmark description, see the Glossary.
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

43

Institutional Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

44

Institutional Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U. S. Stock Fund (38.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	132,420,659	8,350,447

International Stock Fund (25.4%)
Vanguard Total International Stock Index Fund Investor Shares	312,212,472	5,485,573

U.S. Bond Fund (25.4%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	510,750,993	5,490,573

International Bond Fund (10.5%)
Vanguard Total International Bond Index Fund Admiral Shares	104,514,514	2,275,281
Total Investment Companies (Cost $19,423,018)		21,601,874
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $4,152)	41,513	4,152
Total Investments (100.0%) (Cost $19,427,170)		21,606,026
Other Assets and Liabilities (0.0%)
Other Assets		152,028
Liabilities		(147,976)
		4,052
Net Assets (100%)
Applicable to 962,250,430 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		21,610,078
Net Asset Value Per Share		$22.46

45

Institutional Target Retirement 2025 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	21,606,026
Receivables for Investment Securities Sold	40,195
Receivables for Capital Shares Issued	99,066
Receivables for Accrued Income	12,767
Total Assets	21,758,054
Liabilities
Payables for Investment Securities Purchased	61,704
Payables for Capital Shares Redeemed	86,272
Total Liabilities	147,976
Net Assets	21,610,078

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	19,140,366
Undistributed Net Investment Income	287,626
Accumulated Net Realized Gains	3,230
Unrealized Appreciation (Depreciation)	2,178,856
Net Assets	21,610,078

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Institutional Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	396,685
Other Income	66
Net Investment Income—Note B	396,751
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,810
Affiliated Investment Securities Sold	2,238
Futures Contracts	20
Realized Net Gain (Loss)	6,068
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,638,559
Net Increase (Decrease) in Net Assets Resulting from Operations	2,041,378

See accompanying Notes, which are an integral part of the Financial Statements.

47

Institutional Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	396,751	230,756
Realized Net Gain (Loss)	6,068	3,521
Change in Unrealized Appreciation (Depreciation)	1,638,559	798,617
Net Increase (Decrease) in Net Assets Resulting from Operations	2,041,378	1,032,894
Distributions
Net Investment Income	(282,158)	(69,282)
Realized Capital Gain[1]	(5,974)	(420)
Total Distributions	(288,132)	(69,702)
Capital Share Transactions
Issued	7,171,272	7,657,545
Issued in Lieu of Cash Distributions	284,805	69,540
Redeemed	(1,225,661)	(426,094)
Net Increase (Decrease) from Capital Share Transactions	6,230,416	7,300,991
Total Increase (Decrease)	7,983,662	8,264,183
Net Assets
Beginning of Period	13,626,416	5,362,233
End of Period[2]	21,610,078	13,626,416

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,311,000 and $420,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $287,626,000 and $180,129,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Institutional Target Retirement 2025 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.48	$18.65	$20.00
Investment Operations
Net Investment Income[2]	.480	.452	.140
Capital Gain Distributions Received [2]	.005	.006	—
Net Realized and Unrealized Gain (Loss) on Investments	1.895	1.538	(1.490)
Total from Investment Operations	2.380	1.996	(1.350)
Distributions
Dividends from Net Investment Income	(.392)	(.165)	—
Distributions from Realized Capital Gains	(.008)	(.001)	—
Total Distributions	(.400)	(.166)	—
Net Asset Value, End of Period	$22.46	$20.48	$18.65

Total Return	11.85%	10.76%	-6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,610	$13,626	$5,362
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.27%	2.30%	2.52%[3]
Portfolio Turnover Rate	4%	4%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Institutional Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating

50

Institutional Target Retirement 2025 Fund

funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

51

Institutional Target Retirement 2025 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $7,096,000 from undistributed net investment income and $59,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $290,856,000 of ordinary income available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $19,427,170,000. Net unrealized appreciation of investment securities for tax purposes was $2,178,856,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	340,218	396,056
Issued in Lieu of Cash Distributions	14,184	3,609
Redeemed	(57,419)	(21,891)
Net Increase (Decrease) in Shares Outstanding	296,983	377,774

At September 30, 2017, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

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Institutional Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3,049	NA1	NA1	—	—	32	—	4,152
Vanguard Total
Bond Market II
Index Fund	3,312,072	2,664,706	412,513	(1,270)	(72,422)	104,247	3,810	5,490,573
Vanguard Total
International Bond
Index Fund	1,434,178	873,713	—	—	(32,610)	29,381	—	2,275,281
Vanguard Total
International Stock
Index Fund	3,542,135	1,303,952	86,237	557	725,166	127,160	—	5,485,573
Vanguard Total
Stock Market
Index Fund	5,299,479	2,305,331	275,739	2,951	1,018,425	135,865	—	8,350,447
Total	13,590,913	7,147,702	774,489	2,238	1,638,559	396,685	3,810	21,606,026
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

53

Institutional Target Retirement 2030 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTTWX
30-Day SEC Yield	2.11%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	43.1%
Vanguard Total International Stock
Index Fund Investor Shares	28.3
Vanguard Total Bond Market II
Index Fund Investor Shares	20.3
Vanguard Total International Bond
Index Fund Admiral Shares	8.3

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the annualized acquired fund fees and expenses were 0.09%.

54

Institutional Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2030
Fund*	13.27%	6.90%	$116,291,740
Target 2030 Composite Index	13.44	7.10	116,789,054
Mixed-Asset Target 2030 Funds
Average	12.14	5.95	113,976,684
MSCI US Broad Market Index	18.67	10.09	124,295,206

For a benchmark description, see the Glossary.
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

55

Institutional Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

56

Institutional Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (43.1%)
Vanguard Total Stock Market Index Fund Institutional Shares	130,652,855	8,238,969

International Stock Fund (28.3%)
Vanguard Total International Stock Index Fund Investor Shares	307,899,591	5,409,796

U.S. Bond Fund (20.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	362,091,436	3,892,483

International Bond Fund (8.3%)
Vanguard Total International Bond Index Fund Admiral Shares	73,305,925	1,595,870
Total Investment Companies (Cost $17,042,605)		19,137,118
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $7,534)	75,332	7,534
Total Investments (100.0%) (Cost $17,050,139)		19,144,652
Other Assets and Liabilities (0.0%)
Other Assets		171,017
Liabilities		(173,864)
		(2,847)
Net Assets (100%)
Applicable to 846,451,756 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		19,141,805
Net Asset Value Per Share		$22.61

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Institutional Target Retirement 2030 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	19,144,652
Receivables for Capital Shares Issued	161,972
Receivables for Accrued Income	9,045
Total Assets	19,315,669
Liabilities
Payables for Investment Securities Purchased	117,696
Payables for Capital Shares Redeemed	56,168
Total Liabilities	173,864
Net Assets	19,141,805

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	16,791,930
Undistributed Net Investment Income	252,441
Accumulated Net Realized Gains	2,921
Unrealized Appreciation (Depreciation)	2,094,513
Net Assets	19,141,805

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Institutional Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	345,544
Other Income	178
Net Investment Income—Note B	345,722
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,551
Affiliated Investment Securities Sold	2,346
Realized Net Gain (Loss)	4,897
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,616,456
Net Increase (Decrease) in Net Assets Resulting from Operations	1,967,075

See accompanying Notes, which are an integral part of the Financial Statements.

59

Institutional Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	345,722	197,264
Realized Net Gain (Loss)	4,897	2,058
Change in Unrealized Appreciation (Depreciation)	1,616,456	706,266
Net Increase (Decrease) in Net Assets Resulting from Operations	1,967,075	905,588
Distributions
Net Investment Income	(241,723)	(58,300)
Realized Capital Gain[1]	(3,875)	(358)
Total Distributions	(245,598)	(58,658)
Capital Share Transactions
Issued	6,851,346	6,510,570
Issued in Lieu of Cash Distributions	243,168	58,472
Redeemed	(1,159,952)	(361,459)
Net Increase (Decrease) from Capital Share Transactions	5,934,562	6,207,583
Total Increase (Decrease)	7,656,039	7,054,513
Net Assets
Beginning of Period	11,485,766	4,431,253
End of Period[2]	19,141,805	11,485,766

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $2,153,000 and $358,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $252,441,000 and $154,293,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Institutional Target Retirement 2030 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.36	$18.45	$20.00
Investment Operations
Net Investment Income[2]	.485	.455	.145
Capital Gain Distributions Received [2]	.004	.004	—
Net Realized and Unrealized Gain (Loss) on Investments	2.160	1.615	(1.695)
Total from Investment Operations	2.649	2.074	(1.550)
Distributions
Dividends from Net Investment Income	(.393)	(.163)	—
Distributions from Realized Capital Gains	(.006)	(.001)	—
Total Distributions	(.399)	(.164)	—
Net Asset Value, End of Period	$22.61	$20.36	$18.45

Total Return	13.27%	11.30%	-7.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,142	$11,486	$4,431
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.34%	2.64%[3]
Portfolio Turnover Rate	4%	3%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Institutional Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to

62

Institutional Target Retirement 2030 Fund

Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,851,000 from undistributed net investment income and $51,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $254,643,000 of ordinary income and $718,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $17,050,139,000. Net unrealized appreciation of investment securities for tax purposes was $2,094,513,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

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Institutional Target Retirement 2030 Fund

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	324,504	339,804
Issued in Lieu of Cash Distributions	12,146	3,052
Redeemed	(54,468)	(18,710)
Net Increase (Decrease) in Shares Outstanding	282,182	324,146

At September 30, 2017, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	3	NA1	NA1	(2)	—	26	—	7,534
Vanguard Total
Bond Market II
Index Fund	2,179,713	2,009,769	249,234	31	(47,796)	71,082	2,551	3,892,483
Vanguard Total
International Bond
Index Fund	947,145	670,202	—	—	(21,477)	19,830	—	1,595,870
Vanguard Total
International Stock
Index Fund	3,333,395	1,474,117	102,136	607	703,813	123,193	—	5,409,796
Vanguard Total
Stock Market
Index Fund	4,983,834	2,566,112	294,603	1,710	981,916	131,413	—	8,238,969
Total	11,444,090	6,720,200	645,973	2,346	1,616,456	345,544	2,551	19,144,652
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

64

Institutional Target Retirement 2035 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VITFX
30-Day SEC Yield	2.11%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	47.6%
Vanguard Total International Stock
Index Fund Investor Shares	31.2
Vanguard Total Bond Market II
Index Fund Investor Shares	15.1
Vanguard Total International Bond
Index Fund Admiral Shares	6.1

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the annualized acquired fund fees and expenses were 0.09%.

65

Institutional Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2035
Fund*	14.85%	7.25%	$117,171,318
Target 2035 Composite Index	14.94	7.44	117,644,510
Mixed-Asset Target 2035 Funds
Average	14.35	6.55	115,442,130
MSCI US Broad Market Index	18.67	10.09	124,295,206

For a benchmark description, see the Glossary.
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

66

Institutional Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

67

Institutional Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (47.6%)
Vanguard Total Stock Market Index Fund Institutional Shares	132,540,141	8,357,981

International Stock Fund (31.2%)
Vanguard Total International Stock Index Fund Investor Shares	312,502,123	5,490,662

U.S. Bond Fund (15.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	247,361,769	2,659,139

International Bond Fund (6.1%)
Vanguard Total International Bond Index Fund Admiral Shares	48,906,808	1,064,701
Total Investment Companies (Cost $15,454,487)		17,572,483
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $3,600)	35,987	3,600
Total Investments (100.0%) (Cost $15,458,087)		17,576,083
Other Assets and Liabilities (0.0%)
Other Assets		112,130
Liabilities		(112,259)
		(129)
Net Assets (100%)
Applicable to 771,674,800 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,575,954
Net Asset Value Per Share		$22.78

68

Institutional Target Retirement 2035 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	17,576,083
Receivables for Accrued Income	6,018
Receivables for Capital Shares Issued	106,112
Total Assets	17,688,213
Liabilities
Payables for Investment Securities Purchased	72,477
Payables for Capital Shares Redeemed	39,773
Other Liabilities	9
Total Liabilities	112,259
Net Assets	17,575,954

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	15,220,059
Undistributed Net Investment Income	235,131
Accumulated Net Realized Gains	2,768
Unrealized Appreciation (Depreciation)	2,117,996
Net Assets	17,575,954

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

69

Institutional Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	321,318
Net Investment Income—Note B	321,318
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,723
Affiliated Investment Securities Sold	2,465
Futures Contracts	8
Realized Net Gain (Loss)	4,196
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,669,268
Net Increase (Decrease) in Net Assets Resulting from Operations	1,994,782

See accompanying Notes, which are an integral part of the Financial Statements.

70

Institutional Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	321,318	184,298
Realized Net Gain (Loss)	4,196	1,217
Change in Unrealized Appreciation (Depreciation)	1,669,268	688,907
Net Increase (Decrease) in Net Assets Resulting from Operations	1,994,782	874,422
Distributions
Net Investment Income	(225,679)	(54,138)
Realized Capital Gain[1]	(2,578)	—
Total Distributions	(228,257)	(54,138)
Capital Share Transactions
Issued	5,844,698	6,102,339
Issued in Lieu of Cash Distributions	225,973	53,955
Redeemed	(962,824)	(311,926)
Net Increase (Decrease) from Capital Share Transactions	5,107,847	5,844,368
Total Increase (Decrease)	6,874,372	6,664,652
Net Assets
Beginning of Period	10,701,582	4,036,930
End of Period[2]	17,575,954	10,701,582

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,489,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $235,131,000 and $144,710,000.

See accompanying Notes, which are an integral part of the Financial Statements.

71

Institutional Target Retirement 2035 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.23	$18.27	$20.00
Investment Operations
Net Investment Income[2]	.489	.457	.142
Capital Gain Distributions Received [2]	.003	.003	—
Net Realized and Unrealized Gain (Loss) on Investments	2.457	1.664	(1.872)
Total from Investment Operations	2.949	2.124	(1.730)
Distributions
Dividends from Net Investment Income	(.394)	(.164)	—
Distributions from Realized Capital Gains	(.005)	—	—
Total Distributions	(.399)	(.164)	—
Net Asset Value, End of Period	$22.78	$20.23	$18.27

Total Return	14.85%	11.68%	-8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,576	$10,702	$4,037
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.30%	2.37%	2.62%[3]
Portfolio Turnover Rate	4%	2%	0%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

72

Institutional Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

73

Institutional Target Retirement 2035 Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Institutional Target Retirement 2035 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,240,000 from undistributed net investment income and $46,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $237,432,000 of ordinary income and $467,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $15,458,087,000. Net unrealized appreciation of investment securities for tax purposes was $2,117,996,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	276,466	321,366
Issued in Lieu of Cash Distributions	11,310	2,831
Redeemed	(45,006)	(16,279)
Net Increase (Decrease) in Shares Outstanding	242,770	307,918

At September 30, 2017, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

75

Institutional Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,869	NA1	NA1	—	—	28	—	3,600
Vanguard Total
Bond Market II
Index Fund	1,483,982	1,450,440	243,085	139	(32,337)	48,159	1,723	2,659,139
Vanguard Total
International Bond
Index Fund	634,610	444,254	—	—	(14,163)	13,330	—	1,064,701
Vanguard Total
International Stock
Index Fund	3,406,782	1,471,072	103,177	584	715,401	125,648	—	5,490,662
Vanguard Total
Stock Market
Index Fund	5,140,542	2,481,705	266,375	1,742	1,000,367	134,153	—	8,357,981
Total	10,667,785	5,847,471	612,637	2,465	1,669,268	321,318	1,723	17,576,083
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

76

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund In our opinion, the accompanying statements of net assets and statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2017

77

Special 2017 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income Fund	914
Institutional Target Retirement 2015 Fund	1,513
Institutional Target Retirement 2020 Fund	2,699
Institutional Target Retirement 2025 Fund	2,663
Institutional Target Retirement 2030 Fund	1,735
Institutional Target Retirement 2035 Fund	1,096

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement Income Fund	15,730
Institutional Target Retirement 2015 Fund	50,355
Institutional Target Retirement 2020 Fund	120,547
Institutional Target Retirement 2025 Fund	160,209
Institutional Target Retirement 2030 Fund	151,222
Institutional Target Retirement 2035 Fund	153,891

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement Income Fund	16.2%
Institutional Target Retirement 2015 Fund	21.9
Institutional Target Retirement 2020 Fund	26.1
Institutional Target Retirement 2025 Fund	29.4
Institutional Target Retirement 2030 Fund	32.7
Institutional Target Retirement 2035 Fund	35.8

78

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement Income Fund	16,892	703
Institutional Target Retirement 2015 Fund	50,679	2,439
Institutional Target Retirement 2020 Fund	125,009	6,568
Institutional Target Retirement 2025 Fund	163,877	9,088
Institutional Target Retirement 2030 Fund	150,556	8,772
Institutional Target Retirement 2035 Fund	147,060	8,921

Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

79

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

80

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Institutional Target Retirement Income Fund	$1,000.00	$1,038.04	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,049.93	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,060.09	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,067.49	$0.47
Institutional Target Retirement 2030 Fund	$1,000.00	$1,073.09	$0.47
Institutional Target Retirement 2035 Fund	$1,000.00	$1,079.10	$0.47
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement Income Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2035 Fund	$1,000.00	$1,024.62	$0.46

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

81

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund, the Total International Bond Index Fund, and the Short-Term Inflation-Protected Securities Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

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The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730 112017

Annual Report | September 30, 2017

Vanguard Institutional Target
Retirement Funds
Vanguard Institutional Target Retirement 2040 Fund
Vanguard Institutional Target Retirement 2045 Fund
Vanguard Institutional Target Retirement 2050 Fund
Vanguard Institutional Target Retirement 2055 Fund
Vanguard Institutional Target Retirement 2060 Fund
Vanguard Institutional Target Retirement 2065 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Institutional Target Retirement 2040 Fund.	7
Institutional Target Retirement 2045 Fund.	18
Institutional Target Retirement 2050 Fund.	29
Institutional Target Retirement 2055 Fund.	40
Institutional Target Retirement 2060 Fund.	51
Institutional Target Retirement 2065 Fund.	62
About Your Fund’s Expenses.	76
Glossary.	78

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2017, five of the six Vanguard Institutional Target Retirement Funds covered in this report recorded returns ranging from 16.35% for the Institutional Target Retirement 2040 Fund to 16.95% for the Institutional Target Retirement 2055 Fund. In July, the Institutional Target Retirement 2065 Fund was launched. (The funds with retirement dates of 2015 through 2035 are covered in a separate report.) The funds with a greater allocation to stocks performed best.

• Each fund posted returns that were in line with those of its composite benchmark after expenses. With the exception of the Institutional Target Retirement 2065 Fund, which matched the average return of its peers, each fund surpassed its peer-group average.

• Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target date.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Institutional Target Retirement 2040 Fund	16.35%
Target 2040 Composite Index	16.45
Mixed-Asset Target 2040 Funds Average	14.90
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2045 Fund	16.87%
Target 2045 Composite Index	17.01
Mixed-Asset Target 2045 Funds Average	16.08
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2050 Fund	16.92%
Target 2050 Composite Index	17.01
Mixed-Asset Target 2050 Funds Average	15.80
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2055 Fund	16.95%
Target 2055 Composite Index	17.01
Mixed-Asset Target 2055+ Funds Average	16.62
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Institutional Target Retirement 2060 Fund	16.90%
Target 2060 Composite Index	17.01
Mixed-Asset Target 2055+ Funds Average	16.62
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2065 Fund (Inception: 7/12/2017)	4.00%
Target 2065 Composite Index	3.84
Mixed-Asset Target 2055+ Funds Average	4.00
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Institutional Target Retirement 2040 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VIRSX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	52.4%
Vanguard Total International Stock
Index Fund Investor Shares	33.9
Vanguard Total Bond Market II
Index Fund Investor Shares	9.8
Vanguard Total International Bond
Index Fund Admiral Shares	3.9

Fund Asset Allocation

Institutional Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2040
Fund*	16.35%	7.56%	$117,919,776
Target 2040 Composite Index	16.45	7.78	118,487,297
Mixed-Asset Target 2040 Funds
Average	14.90	6.65	115,696,887
MSCI US Broad Market Index	18.67	10.09	124,295,206

For a benchmark description, see the Glossary.
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Institutional Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

9

Institutional Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (52.4%)
Vanguard Total Stock Market Index Fund Institutional Shares	123,378,468	7,780,246

International Stock Fund (33.9%)
Vanguard Total International Stock Index Fund Investor Shares	287,127,413	5,044,829

U.S. Bond Fund (9.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	135,131,061	1,452,659

International Bond Fund (3.9%)
Vanguard Total International Bond Index Fund Admiral Shares	26,892,810	585,456
Total Investment Companies (Cost $12,936,525)		14,863,190
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $2,675)	26,747	2,675
Total Investments (100.0%) (Cost $12,939,200)		14,865,865
Other Assets and Liabilities (0.0%)
Other Assets		166,352
Liabilities		(169,703)
		(3,351)
Net Assets (100%)
Applicable to 648,144,908 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,862,514
Net Asset Value Per Share		$22.93

10

Institutional Target Retirement 2040 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	14,865,865
Receivables for Accrued Income	3,375
Receivables for Capital Shares Issued	162,977
Total Assets	15,032,217
Liabilities
Payables for Investment Securities Purchased	140,253
Payables for Capital Shares Redeemed	29,450
Total Liabilities	169,703
Net Assets	14,862,514

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	12,736,540
Undistributed Net Investment Income	197,319
Accumulated Net Realized Gains	1,990
Unrealized Appreciation (Depreciation)	1,926,665
Net Assets	14,862,514

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	268,994
Other Income	132
Net Investment Income—Note B	269,126
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	880
Affiliated Investment Securities Sold	1,795
Realized Net Gain (Loss)	2,675
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,540,042
Net Increase (Decrease) in Net Assets Resulting from Operations	1,811,843

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	269,126	150,878
Realized Net Gain (Loss)	2,675	584
Change in Unrealized Appreciation (Depreciation)	1,540,042	573,943
Net Increase (Decrease) in Net Assets Resulting from Operations	1,811,843	725,405
Distributions
Net Investment Income	(185,811)	(42,868)
Realized Capital Gain[1]	(1,229)	—
Total Distributions	(187,040)	(42,868)
Capital Share Transactions
Issued	5,265,281	5,238,013
Issued in Lieu of Cash Distributions	185,271	42,639
Redeemed	(937,018)	(270,523)
Net Increase (Decrease) from Capital Share Transactions	4,513,534	5,010,129
Total Increase (Decrease)	6,138,337	5,692,666
Net Assets
Beginning of Period	8,724,177	3,031,511
End of Period[2]	14,862,514	8,724,177

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $709,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $197,319,000 and $118,844,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement 2040 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.10	$18.08	$20.00
Investment Operations
Net Investment Income[2]	.494	.461	.151
Capital Gain Distributions Received [2]	.002	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	2.730	1.718	(2.071)
Total from Investment Operations	3.226	2.181	(1.920)
Distributions
Dividends from Net Investment Income	(.393)	(.161)	—
Distributions from Realized Capital Gains	(.003)	—	—
Total Distributions	(.396)	(.161)	—
Net Asset Value, End of Period	$22.93	$20.10	$18.08

Total Return	16.35%	12.12%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,863	$8,724	$3,032
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.32%	2.62%	2.81%[3]
Portfolio Turnover Rate	5%	0%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Institutional Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

15

Institutional Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,845,000 from undistributed net investment income and $37,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $198,981,000 of ordinary income and $328,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $12,939,200,000. Net unrealized appreciation of investment securities for tax purposes was $1,926,665,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	248,613	278,300
Issued in Lieu of Cash Distributions	9,301	2,249
Redeemed	(43,745)	(14,266)
Net Increase (Decrease) in Shares Outstanding	214,169	266,283

At September 30, 2017, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

16

Institutional Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	2	NA1	NA1	(2)	—	20	—	2,675
Vanguard Total
Bond Market II
Index Fund	752,334	854,386	138,268	—	(15,793)	25,333	880	1,452,659
Vanguard Total
International Bond
Index Fund	322,118	270,325	—	—	(6,987)	6,929	—	585,456
Vanguard Total
International Stock
Index Fund	3,049,503	1,439,009	98,394	800	653,911	114,424	—	5,044,829
Vanguard Total
Stock Market
Index Fund	4,584,021	2,572,511	286,194	997	908,911	122,288	—	7,780,246
Total	8,707,978	5,136,231	522,856	1,795	1,540,042	268,994	880 14,865,865
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

17

Institutional Target Retirement 2045 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VITLX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	54.2%
Vanguard Total International Stock
Index Fund Investor Shares	35.8
Vanguard Total Bond Market II
Index Fund Investor Shares	7.1
Vanguard Total International Bond
Index Fund Admiral Shares	2.9

Fund Asset Allocation

Institutional Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2045
Fund*	16.87%	7.80%	$118,514,563
Target 2045 Composite Index	17.01	8.03	119,097,598
Mixed-Asset Target 2045 Funds
Average	16.08	7.02	116,591,788
MSCI US Broad Market Index	18.67	10.09	124,295,206

For a benchmark description, see the Glossary.
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

19

Institutional Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

20

Institutional Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	103,549,112	6,529,807

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	245,045,018	4,305,441

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	79,640,562	856,136

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	16,155,799	351,712
Total Investment Companies (Cost $10,440,129)		12,043,096
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $3,581)	35,806	3,581
Total Investments (99.9%) (Cost $10,443,710)		12,046,677
Other Assets and Liabilities (0.1%)
Other Assets		66,486
Liabilities		(59,426)
		7,060
Net Assets (100%)
Applicable to 522,838,362 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,053,737
Net Asset Value Per Share		$23.05

21

Institutional Target Retirement 2045 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	12,046,677
Receivables for Accrued Income	1,977
Receivables for Capital Shares Issued	64,509
Total Assets	12,113,163
Liabilities
Payables for Investment Securities Purchased	34,591
Payables for Capital Shares Redeemed	24,835
Total Liabilities	59,426
Net Assets	12,053,737

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	10,287,734
Undistributed Net Investment Income	160,962
Accumulated Net Realized Gains	2,074
Unrealized Appreciation (Depreciation)	1,602,967
Net Assets	12,053,737

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	219,189
Net Investment Income—Note B	219,189
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	578
Affiliated Investment Securities Sold	2,042
Futures Contracts	18
Realized Net Gain (Loss)	2,638
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,297,074
Net Increase (Decrease) in Net Assets Resulting from Operations	1,518,901

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	219,189	118,493
Realized Net Gain (Loss)	2,638	351
Change in Unrealized Appreciation (Depreciation)	1,297,074	454,611
Net Increase (Decrease) in Net Assets Resulting from Operations	1,518,901	573,455
Distributions
Net Investment Income	(147,574)	(33,117)
Realized Capital Gain[1]	(873)	—
Total Distributions	(148,447)	(33,117)
Capital Share Transactions
Issued	4,325,560	4,302,587
Issued in Lieu of Cash Distributions	146,968	33,014
Redeemed	(778,614)	(203,649)
Net Increase (Decrease) from Capital Share Transactions	3,693,914	4,131,952
Total Increase (Decrease)	5,064,368	4,672,290
Net Assets
Beginning of Period	6,989,369	2,317,079
End of Period[2]	12,053,737	6,989,369

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $493,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $160,962,000 and $93,893,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2045 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.497	.464	.149
Capital Gain Distributions Received [2]	.001	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	2.833	1.736	(2.079)
Total from Investment Operations	3.331	2.202	(1.930)
Distributions
Dividends from Net Investment Income	(.389)	(.162)	—
Distributions from Realized Capital Gains	(.002)	—	—
Total Distributions	(.391)	(.162)	—
Net Asset Value, End of Period	$23.05	$20.11	$18.07

Total Return	16.87%	12.24%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,054	$6,989	$2,317
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.33%	2.42%	2.79%[3]
Portfolio Turnover Rate	5%	1%	0%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Institutional Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented 0% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of

26

Institutional Target Retirement 2045 Fund

trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,546,000 from undistributed net investment income and $44,000 from accumulated net realized gains to paid-in capital.

27

Institutional Target Retirement 2045 Fund

For tax purposes, at September 30, 2017, the fund had $162,872,000 of ordinary income and $164,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $10,443,710,000. Net unrealized appreciation of investment securities for tax purposes was $1,602,967,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	203,890	228,312
Issued in Lieu of Cash Distributions	7,367	1,741
Redeemed	(35,984)	(10,725)
Net Increase (Decrease) in Shares Outstanding	175,273	219,328

At September 30, 2017, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,266	NA1	NA1	(1)	—	34	—	3,581
Vanguard Total
Bond Market II
Index Fund	485,809	478,237	97,137	82	(10,855)	15,962	578	856,136
Vanguard Total
International Bond
Index Fund	208,090	148,268	—	—	(4,646)	4,411	—	351,712
Vanguard Total
International Stock
Index Fund	2,498,811	1,362,322	107,877	758	551,427	96,170	—	4,305,441
Vanguard Total
Stock Market
Index Fund	3,767,707	2,226,467	226,718	1,203	761,148	102,612	—	6,529,807
Total	6,961,683	4,215,294	431,732	2,042	1,297,074	219,189	578	12,046,677
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

28

Institutional Target Retirement 2050 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VTRLX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	54.3%
Vanguard Total International Stock
Index Fund Investor Shares	35.8
Vanguard Total Bond Market II
Index Fund Investor Shares	7.0
Vanguard Total International Bond
Index Fund Admiral Shares	2.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.09%.

29

Institutional Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2050
Fund*	16.92%	7.81%	$118,550,230
Target 2050 Composite Index	17.01	8.03	119,097,600
Mixed-Asset Target 2050 Funds
Average	15.80	7.01	116,569,760
MSCI US Broad Market Index	18.67	10.09	124,295,210

For a benchmark description, see the Glossary.
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

30

Institutional Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

31

Institutional Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	68,348,655	4,310,066

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	161,691,658	2,840,923

U.S. Bond Fund (7.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	52,063,127	559,679

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	10,649,803	231,846
Total Investment Companies (Cost $6,912,010)		7,942,514
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $2,047)	20,469	2,047
Total Investments (99.9%) (Cost $6,914,057)		7,944,561
Other Assets and Liabilities (0.1%)
Other Assets		65,765
Liabilities		(60,103)
		5,662
Net Assets (100%)
Applicable to 344,646,077 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,950,223
Net Asset Value Per Share		$23.07

32

Institutional Target Retirement 2050 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	7,944,561
Receivables for Investment Securities Sold	4,681
Receivables for Accrued Income	1,344
Receivables for Capital Shares Issued	59,740
Total Assets	8,010,326
Liabilities
Payables for Investment Securities Purchased	47,241
Payables for Capital Shares Redeemed	12,862
Total Liabilities	60,103
Net Assets	7,950,223

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,814,041
Undistributed Net Investment Income	104,104
Accumulated Net Realized Gains	1,574
Unrealized Appreciation (Depreciation)	1,030,504
Net Assets	7,950,223

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Institutional Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	141,764
Other Income	46
Net Investment Income—Note B	141,810
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	364
Affiliated Investment Securities Sold	1,522
Realized Net Gain (Loss)	1,886
Change in Unrealized Appreciation (Depreciation) of Investment Securities	838,364
Net Increase (Decrease) in Net Assets Resulting from Operations	982,060

See accompanying Notes, which are an integral part of the Financial Statements.

34

Institutional Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	141,810	70,655
Realized Net Gain (Loss)	1,886	233
Change in Unrealized Appreciation (Depreciation)	838,364	270,453
Net Increase (Decrease) in Net Assets Resulting from Operations	982,060	341,341
Distributions
Net Investment Income	(90,785)	(18,343)
Realized Capital Gain[1]	(502)	—
Total Distributions	(91,287)	(18,343)
Capital Share Transactions
Issued	3,268,759	2,864,884
Issued in Lieu of Cash Distributions	90,205	18,188
Redeemed	(628,910)	(135,302)
Net Increase (Decrease) from Capital Share Transactions	2,730,054	2,747,770
Total Increase (Decrease)	3,620,827	3,070,768
Net Assets
Beginning of Period	4,329,396	1,258,628
End of Period[2]	7,950,223	4,329,396

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $287,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $104,104,000 and $56,710,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Institutional Target Retirement 2050 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.11	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.503	.466	.149
Capital Gain Distributions Received [2]	.001	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	2.838	1.732	(2.079)
Total from Investment Operations	3.342	2.200	(1.930)
Distributions
Dividends from Net Investment Income	(.380)	(.160)	—
Distributions from Realized Capital Gains	(.002)	—	—
Total Distributions	(.382)	(.160)	—
Net Asset Value, End of Period	$23.07	$20.11	$18.07

Total Return	16.92%	12.23%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,950	$4,329	$1,259
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.34%	2.43%	2.81%[3]
Portfolio Turnover Rate	5%	1%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Institutional Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

37

Institutional Target Retirement 2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,631,000 from undistributed net investment income and $42,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $105,678,000 of ordinary income available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $6,914,057,000. Net unrealized appreciation of investment securities for tax purposes was $1,030,504,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	153,901	151,751
Issued in Lieu of Cash Distributions	4,519	959
Redeemed	(29,024)	(7,110)
Net Increase (Decrease) in Shares Outstanding	129,396	145,600

At September 30, 2017, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

38

Institutional Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,065	NA1	NA1	(2)	—	25	—	2,047
Vanguard Total
Bond Market II
Index Fund	308,788	321,373	63,911	(241)	(6,330)	10,284	364	559,679
Vanguard Total
International Bond
Index Fund	128,417	106,272	—	—	(2,843)	2,812	—	231,846
Vanguard Total
International Stock
Index Fund	1,546,635	1,032,035	96,487	869	357,871	62,270	—	2,840,923
Vanguard Total
Stock Market
Index Fund	2,331,764	1,652,285	164,545	896	489,666	66,373	—	4,310,066
Total	4,316,669	3,111,965	324,943	1,522	838,364	141,764	364	7,944,561
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

39

Institutional Target Retirement 2055 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VIVLX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	54.4%
Vanguard Total International Stock
Index Fund Investor Shares	35.7
Vanguard Total Bond Market II
Index Fund Investor Shares	7.0
Vanguard Total International Bond
Index Fund Admiral Shares	2.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the acquired fund fees and expenses were 0.09%.

40

Institutional Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017
Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2055
Fund*	16.95%	7.82%	$118,574,295
Target 2055 Composite Index	17.01	8.03	119,097,598
Mixed-Asset Target 2055+ Funds
Average	16.62	7.24	117,138,590
MSCI US Broad Market Index	18.67	10.09	124,295,206

For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

41

Institutional Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

42

Institutional Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (54.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	27,633,751	1,742,584

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	65,217,737	1,145,876

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	20,971,842	225,447

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	4,294,334	93,488
Total Investment Companies (Cost $2,813,239)		3,207,395
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $2,132)	21,320	2,132
Total Investments (99.9%) (Cost $2,815,371)		3,209,527
Other Assets and Liabilities (0.1%)
Other Assets		27,069
Liabilities		(24,052)
		3,017
Net Assets (100%)
Applicable to 139,096,400 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,212,544
Net Asset Value Per Share		$23.10

43

Institutional Target Retirement 2055 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	3,209,527
Receivables for Investment Securities Sold	2,817
Receivables for Accrued Income	524
Receivables for Capital Shares Issued	23,728
Total Assets	3,236,596
Liabilities
Payables for Investment Securities Purchased	21,146
Payables for Capital Shares Redeemed	2,906
Total Liabilities	24,052
Net Assets	3,212,544

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,776,711
Undistributed Net Investment Income	40,851
Accumulated Net Realized Gains	826
Unrealized Appreciation (Depreciation)	394,156
Net Assets	3,212,544

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Institutional Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	54,997
Net Investment Income—Note B	54,997
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	132
Affiliated Investment Securities Sold	840
Realized Net Gain (Loss)	972
Change in Unrealized Appreciation (Depreciation) of Investment Securities	325,002
Net Increase (Decrease) in Net Assets Resulting from Operations	380,971

See accompanying Notes, which are an integral part of the Financial Statements.

45

Institutional Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,997	23,312
Realized Net Gain (Loss)	972	46
Change in Unrealized Appreciation (Depreciation)	325,002	90,488
Net Increase (Decrease) in Net Assets Resulting from Operations	380,971	113,846
Distributions
Net Investment Income	(31,435)	(5,544)
Realized Capital Gain[1]	(131)	(35)
Total Distributions	(31,566)	(5,579)
Capital Share Transactions
Issued	1,588,184	1,099,916
Issued in Lieu of Cash Distributions	31,142	5,531
Redeemed	(283,411)	(59,524)
Net Increase (Decrease) from Capital Share Transactions	1,335,915	1,045,923
Total Increase (Decrease)	1,685,320	1,154,190
Net Assets
Beginning of Period	1,527,224	373,034
End of Period[2]	3,212,544	1,527,224

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $87,000 and $35,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets-End of period includes undistributed (overdistributed) net investment income of $40,851,000 and $18,984,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Institutional Target Retirement 2055 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.11	$18.08	$20.00
Investment Operations
Net Investment Income[2]	.506	.470	.157
Capital Gain Distributions Received [2]	.001	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	2.845	1.718	(2.077)
Total from Investment Operations	3.352	2.189	(1.920)
Distributions
Dividends from Net Investment Income	(.360)	(.158)	—
Distributions from Realized Capital Gains	(.002)	(.001)	—
Total Distributions	(.362)	(.159)	—
Net Asset Value, End of Period	$23.10	$20.11	$18.08

Total Return	16.95%	12.16%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,213	$1,527	$373
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.36%	2.47%	3.05%[3]
Portfolio Turnover Rate	6%	1%	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Institutional Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

48

Institutional Target Retirement 2055 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,695,000 from undistributed net investment income and $26,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $41,678,000 of ordinary available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $2,815,371,000. Net unrealized appreciation of investment securities for tax purposes was $394,156,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	74,615	58,130
Issued in Lieu of Cash Distributions	1,558	292
Redeemed	(13,002)	(3,134)
Net Increase (Decrease) in Shares Outstanding	63,171	55,288

49

Institutional Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	746	NA1	NA1	(1)	—	13	—	2,132
Vanguard Total
Bond Market II
Index Fund	106,412	151,602	30,397	(130)	(2,040)	3,953	132	225,447
Vanguard Total
International Bond
Index Fund	45,232	49,243	—	—	(987)	1,069	—	93,488
Vanguard Total
International Stock
Index Fund	546,748	509,274	50,677	495	140,036	24,213	—	1,145,876
Vanguard Total
Stock Market
Index Fund	822,011	798,195	66,091	476	187,993	25,749	—	1,742,584
Total	1,521,149	1,508,314	147,165	840	325,002	54,997	132	3,209,527
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

50

Institutional Target Retirement 2060 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VILVX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.09%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	54.1%
Vanguard Total International Stock
Index Fund Investor Shares	36.0
Vanguard Total Bond Market II
Index Fund Investor Shares	7.0
Vanguard Total International Bond
Index Fund Admiral Shares	2.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2017, the annualized acquired fund fees and expenses were 0.09%.

51

Institutional Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 26, 2015, Through September 30, 2017

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2017
		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(6/26/2015)	Investment
Institutional Target Retirement 2060
Fund*	16.90%	7.79%	$118,511,767
Target 2060 Composite Index	17.01	8.03	119,097,598
Mixed-Asset Target 2055+ Funds
Average	16.62	7.24	117,138,590
MSCI US Broad Market Index	18.67	10.09	124,295,206

For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

52

Institutional Target Retirement 2060 Fund

Fiscal-Year Total Returns (%): June 26, 2015, Through September 30, 2017

53

Institutional Target Retirement 2060 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	6,912,042	435,873

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	16,523,763	290,323

U.S. Bond Fund (7.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	5,269,525	56,647

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	1,083,977	23,598
Total Investment Companies (Cost $715,631)		806,441
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $1,282)	12,815	1,282
Total Investments (99.8%) (Cost $716,913)		807,723
Other Assets and Liabilities (0.2%)
Other Assets		7,284
Liabilities		(5,987)
		1,297
Net Assets (100%)
Applicable to 35,058,820 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		809,020
Net Asset Value Per Share		$23.08

54

Institutional Target Retirement 2060 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	807,723
Receivables for Investment Securities Sold	725
Receivables for Accrued Income	150
Receivables for Capital Shares Issued	6,409
Total Assets	815,007
Liabilities
Payables for Investment Securities Purchased	3,860
Payables for Capital Shares Redeemed	2,127
Total Liabilities	5,987
Net Assets	809,020

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	708,304
Undistributed Net Investment Income	9,804
Accumulated Net Realized Gains	102
Unrealized Appreciation (Depreciation)	90,810
Net Assets	809,020

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard
Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Institutional Target Retirement 2060 Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	13,065
Other Income	19
Net Investment Income—Note B	13,084
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	30
Affiliated Investment Securities Sold	109
Realized Net Gain (Loss)	139
Change in Unrealized Appreciation (Depreciation) of Investment Securities	76,789
Net Increase (Decrease) in Net Assets Resulting from Operations	90,012

See accompanying Notes, which are an integral part of the Financial Statements.

56

Institutional Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,084	5,225
Realized Net Gain (Loss)	139	4
Change in Unrealized Appreciation (Depreciation)	76,789	20,526
Net Increase (Decrease) in Net Assets Resulting from Operations	90,012	25,755
Distributions
Net Investment Income	(7,097)	(1,314)
Realized Capital Gain[1]	(28)	(8)
Total Distributions	(7,125)	(1,322)
Capital Share Transactions
Issued	479,635	244,013
Issued in Lieu of Cash Distributions	7,005	1,322
Redeemed	(95,004)	(30,040)
Net Increase (Decrease) from Capital Share Transactions	391,636	215,295
Total Increase (Decrease)	474,523	239,728
Net Assets
Beginning of Period	334,497	94,769
End of Period[2]	809,020	334,497

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $22,000 and $8,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,804,000 and $4,304,000.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Institutional Target Retirement 2060 Fund

Financial Highlights

			June 26,
	Year Ended		2015[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$20.10	$18.07	$20.00
Investment Operations
Net Investment Income[2]	.511	.466	.135
Capital Gain Distributions Received [2]	.001	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	2.828	1.729	(2.065)
Total from Investment Operations	3.340	2.196	(1.930)
Distributions
Dividends from Net Investment Income	(.359)	(.165)	—
Distributions from Realized Capital Gains	(.001)	(.001)	—
Total Distributions	(.360)	(.166)	—
Net Asset Value, End of Period	$23.08	$20.10	$18.07

Total Return	16.90%	12.21%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$809	$334	$95
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.38%	2.45%	2.53%[3]
Portfolio Turnover Rate	7%	4%	4%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Institutional Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

59

Institutional Target Retirement 2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $487,000 from undistributed net investment income and $4,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $9,905,000 of ordinary income available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $716,913,000. Net unrealized appreciation of investment securities for tax purposes was $90,810,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	22,464	12,908
Issued in Lieu of Cash Distributions	351	70
Redeemed	(4,397)	(1,581)
Net Increase (Decrease) in Shares Outstanding	18,418	11,397

60

Institutional Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	410	NA1	NA1	—	—	7	—	1,282
Vanguard Total
Bond Market II
Index Fund	23,180	42,570	8,652	(43)	(408)	932	30	56,647
Vanguard Total
International Bond
Index Fund	9,902	13,975	67	(2)	(210)	245	—	23,598
Vanguard Total
International Stock
Index Fund	119,551	148,777	11,311	66	33,240	5,767	—	290,323
Vanguard Total
Stock Market
Index Fund	180,198	228,593	17,173	88	44,167	6,114	—	435,873
Total	333,241	433,915	37,203	109	76,789	13,065	30	807,723
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

61

Institutional Target Retirement 2065 Fund

Fund Profile
As of September 30, 2017

Total Fund Characteristics
Ticker Symbol	VSXFX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index
Fund Institutional Shares	53.9%
Vanguard Total International Stock
Index Fund Investor Shares	36.1
Vanguard Total Bond Market II
Index Fund Investor Shares	7.0
Vanguard Total International Bond
Index Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated July 12, 2017, as supplemented July 24, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2065 Fund invests. The fund does not charge any expenses or fees of its own. For the period from the fund’s inception through September 30, 2017, the annualized acquired fund fees and expenses were 0.09%.

62

Institutional Target Retirement 2065 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: July 12, 2017, Through September 30, 2017
Initial Investment of $100,000,000

	Total Returns
	Period Ended September 30, 2017
	Since	Final Value
	Inception	of a $100,000,000
	(7/12/2017)	Investment
Institutional Target Retirement 2065
Fund*	4.00%	$104,000,000
Target 2065 Composite Index	3.84	103,841,580
Mixed-Asset Target 2055+ Funds
Average	4.00	104,004,920
MSCI US Broad Market Index	3.66	103,660,040

For a benchmark description, see the Glossary.
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

63

Institutional Target Retirement 2065 Fund

Fiscal-Period Total Returns (%): July 12, 2017, Through September 30, 2017

64

Institutional Target Retirement 2065 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (98.7%)
U.S. Stock Fund (53.3%)
Vanguard Total Stock Market Index Fund Institutional Shares	46,162	2,911

International Stock Fund (35.6%)
Vanguard Total International Stock Index Fund Investor Shares	110,787	1,946

U.S. Bond Fund (6.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	35,051	377

International Bond Fund (2.9%)
Vanguard Total International Bond Index Fund Admiral Shares	7,407	161
Total Investment Companies (Cost $5,323)		5,395
Temporary Cash Investment (1.6%)
Money Market Fund (1.6%)
[1] Vanguard Market Liquidity Fund, 1.223% (Cost $86)	858	86
Total Investments (100.3%) (Cost $5,409)		5,481
Other Assets and Liabilities (-0.3%)
Other Assets		98
Liabilities		(116)
		(18)
Net Assets (100%)
Applicable to 262,702 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,463
Net Asset Value Per Share		$20.80

65

Institutional Target Retirement 2065 Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	5,481
Receivables for Accrued Income	1
Receivables for Capital Shares Issued	97
Total Assets	5,579
Liabilities
Payables for Investment Securities Purchased	112
Payables for Capital Shares Redeemed	4
Total Liabilities	116
Net Assets	5,463

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	5,371
Undistributed Net Investment Income	20
Accumulated Net Realized Gains	—
Unrealized Appreciation (Depreciation)	72
Net Assets	5,463

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

66

Institutional Target Retirement 2065 Fund

Statement of Operations

July 12, 2017[1] to
September 30, 2017
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	20
Net Investment Income—Note B	20
Realized Net Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation) of Investment Securities	72
Net Increase (Decrease) in Net Assets Resulting from Operations	92
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

67

Institutional Target Retirement 2065 Fund

Statement of Changes in Net Assets

July 12, 2017[1] to
September 30, 2017
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20
Realized Net Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	72
Net Increase (Decrease) in Net Assets Resulting from Operations	92
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	5,581
Issued in Lieu of Cash Distributions	—
Redeemed	(210)
Net Increase (Decrease) from Capital Share Transactions	5,371
Total Increase (Decrease)	5,463
Net Assets
Beginning of Period	—
End of Period[2]	5,463

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,000.

See accompanying Notes, which are an integral part of the Financial Statements.

68

Institutional Target Retirement 2065 Fund

Financial Highlights

July 12, 2017[1] to
For a Share Outstanding Throughout the Period	September 30, 2017
Net Asset Value, Beginning of Period	20.00
Investment Operations
Net Investment Income[2]	.197
Capital Gain Distributions Received [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	0.603
Total from Investment Operations	0.800
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$20.80

Total Return	4.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	4.33%[3]
Portfolio Turnover Rate	133%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

69

Institutional Target Retirement 2065 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirment 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2017, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At September 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

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Institutional Target Retirement 2065 Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2017, the fund had $20,000 of ordinary income available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $5,409,000. Net unrealized appreciation of investment securities for tax purposes was $72,000, consisting of unrealized gains of $74,000 on securities that had risen in value since their purchase and $2,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:
July 12, 2017[1] to
September 30, 2017
Shares
(000)
Issued	273
Issued in Lieu of Cash Distributions	—
Redeemed	(10)
Net Increase (Decrease) in Shares Outstanding	263
1 Inception.

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Institutional Target Retirement 2065 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA2	NA [2]	—	—	—	—	86
Vanguard Total
Bond Market II
Index Fund	—	401	23	—	(1)	1	—	377
Vanguard Total
International Bond
Index Fund	—	172	10	—	(1)	—	—	161
Vanguard Total
International Stock
Index Fund
Investor Shares	—	2,045	121	—	22	9	—	1,946
Vanguard International
Stock Index Fund
ETF Shares[3]	—	1,090	1,090	—	—	—	—	—
Vanguard Total
Stock Market
Index Fund
Institutional Shares	—	3,056	196	(1)	52	10	—	2,911
Vanguard Total
Stock Market
Index Fund
ETF Shares[3]	—	2,444	2,445	1	—	—	—	—
Total	—	9,208	3,885	—	72	20	—	5,481

1 Inception.

2 Not applicable—purchases and sales are for temporary cash investment purposes.

3 The fund invested in ETF Shares during the period, but sold their positions before period end.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund, Vanguard Institutional Target Retirement 2060 Fund and Vanguard Institutional Target Retirement 2065 Fund In our opinion, the accompanying statements of net assets and statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund, Vanguard Institutional Target Retirement 2060 Fund and Vanguard Institutional Target Retirement 2065 Fund (constituting separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) as of September 30, 2017, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund and Vanguard Institutional Target Retirement 2060 Fund, and the results of operations, the changes in net assets and the financial highlights for the period July 12, 2017 (commencement of operations) through September 30, 2017 for Vanguard Institutional Target Retirement 2065 Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2017

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Special 2017 tax information (unaudited) for Vanguard Institutional Target Retirement Funds

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2040	526
Institutional Target Retirement 2045	383
Institutional Target Retirement 2050	215
Institutional Target Retirement 2055	44
Institutional Target Retirement 2060	6
Institutional Target Retirement 2065	—

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Institutional Target Retirement 2040	137,017
Institutional Target Retirement 2045	110,769
Institutional Target Retirement 2050	68,207
Institutional Target Retirement 2055	23,592
Institutional Target Retirement 2060	5,308
Institutional Target Retirement 2065	—

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Institutional Target Retirement 2040	39.0%
Institutional Target Retirement 2045	40.0
Institutional Target Retirement 2050	39.9
Institutional Target Retirement 2055	39.8
Institutional Target Retirement 2060	40.0
Institutional Target Retirement 2065	44.7

74

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
Institutional Target Retirement 2040	128,997	8,105
Institutional Target Retirement 2045	107,116	6,807
Institutional Target Retirement 2050	69,308	4,407
Institutional Target Retirement 2055	26,918	1,714
Institutional Target Retirement 2060	6,400	408
Institutional Target Retirement 2065	—	—

Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

75

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Institutional Target Retirement 2040 Fund[1]	$1,000.00	$1,084.67	$0.47
Institutional Target Retirement 2045 Fund[1]	$1,000.00	$1,086.75	$0.47
Institutional Target Retirement 2050 Fund[1]	$1,000.00	$1,087.18	$0.47
Institutional Target Retirement 2055 Fund[1]	$1,000.00	$1,087.06	$0.47
Institutional Target Retirement 2060 Fund[1]	$1,000.00	$1,087.14	$0.47
Institutional Target Retirement 2065 Fund[2]	$1,000.00	$1,040.00	$0.20
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement 2040 Fund[1]	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2045 Fund[1]	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2050 Fund[1]	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2055 Fund[1]	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2060 Fund[1]	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2065 Fund[2]	$1,000.00	$1,010.76	$0.20

1 The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

2 The calculation is based on the acquired fund fees and expenses for the most recent six-month period. The fund’s annualized expense figure for the period is 0.09%. The dollar amount shown as ”Expenses Paid” is equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the period from inception (July 12, 2017) to September 30, 2017, then divided by the number of days in the 12-month period (81/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

78

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

79

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement Funds (including the Total Bond Market II Index Fund and the Total International Bond Index Fund) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement Funds or the owners of the Target Retirement Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement Funds. Investors acquire the Target Retirement Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement Funds. The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement Funds, investors or other third parties.

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NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

82

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6730B 112017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the
Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta,
JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2017: $35,000
Fiscal Year Ended September 30, 2016: $35,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2017: $8,424,459
Fiscal Year Ended September 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2017: $3,194,093
Fiscal Year Ended September 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2017: $0
Fiscal Year Ended September 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-
audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers
concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 21, 2017

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 21, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548,
Incorporated by Reference.